PROMISSORY NOTE
                                 ---------------

                                                                August  7,  1998
U.S.$5,000,000.00                                          St.  Louis,  Missouri

     FOR VALUE RECEIVED, the undersigned, Allied Healthcare Products, Inc., a Delaware corporation with its chief executive office located at 1720 Sublette Avenue, St. Louis, Missouri 63110, promises to pay to the order of LaSalle National Bank ("Bank"), at 135 S. LaSalle St., Chicago, IL 60603, or to such other place as Bank or the holder hereof shall designate in writing, in lawful money of the United States of America, in immediately available funds, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) together with interest at a per annum rate equal to Seven and 75/100 percent (7.75%) ("Fixed Rate"), payable in Fifty-Nine (59) consecutive monthly principal and interest payments of Sixty Thousand Five Dollars and no/100 ($60,005.00) each, commencing on September 1, 1998 with subsequent payments due on the 1st day of each month thereafter and a final payment of all principal and interest then remaining unpaid due at maturity on August 1, 2003. Interest shall be payable on any amounts not paid as provided above at a rate per annum equal to two percent (2.0%) in excess of the Fixed Rate. Said interest rate shall be computed on the basis of a year of 360 days and the actual days elapsed.

     All payments hereunder shall be made in immediately available funds by 1:00 p.m. St. Louis, Missouri time on the day when due. If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any day on which the Bank is legally closed to business, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

     For purposes of this Note, the following terms shall have the meanings ascribed as follows:

     "Affiliate": means, as applied to any Person, any other Person who directly Or indirectly controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote 5 % or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a Person.

     "Benefit Plan": means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which the undersigned or any Subsidiary, or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

     "Change of Control": shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 20% of the total voting power of all classes of stock then outstanding of the undersigned entitled to vote in the election of directors.

     "Deed of Trust": the Deed of Trust, Assignment of Rents and Security Agreement of even date herewith made by and between the undersigned, the Bank and the Trustee therein named.

     "ERISA":  means  the  Employee  Retirement  Income Security Act of 1974, 29
U.S.C.    1000  et  seq.,amendments thereto, successor statutes, and regulations
                    -----
or  guidance  promulgated  thereunder.

     "ERISA Affiliate": means (a) any corporation subject to ERISA whose employees are treated as employed by the same employer as the employees of the undersigned or any of its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of the undersigned or any of its Subsidiaries under IRC Section 414(c), (c) solely for the purposes of Section 302 of ERISA and
Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which the undersigned is a member under IRC Section 414(m), or (d) solely for the purpose of Section 302 of ERISA and Section 412 of the IRC, any party subject to ERISA that is a party to an arrangement with the undersigned or any of its Subsidiaries and whose employees are aggregated with the employees of the undersigned or any of its Subsidiaries under IRC Section 414(o).

     "Foothill":  Foothill  Capital  Corporation.

     "Foothill Credit Facility": the Loan or Security Agreement dated August 7, 1997, by and between the undersigned certain of its Subsidiaries and Foothill, as amended by Amendment Number One to Loan and Security Agreement, and Amendment Number Two to Loan and Security Agreement.

     "Indebtedness":  means  (a) all obligations of a Person for borrowed money,
(b) all obligations of a Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursements or other obligations of a Person in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of a Person under capital leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of a Person, irrespective of whether such obligation or liability is assumed, and (e) any obligation of a Person guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to such Person) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

     "IRC": means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Lien": means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the Property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional s~.le or trust receipt, or from a lease, consignment or bailment for security purposes.

     "Loan Documents": this Note, the Deed of Trust and any other instrument, document, agreement or guaranty delivered heretofore or hereafter in connection with any of the indebtedness evidenced by this Note, all as from time to time amended, modified, renewed, increased or extended.

     "Material Adverse Change": means (a) a material adverse change in the business, prospects, operations, results of operations, asg'ets, liabilities or condition (financial or otherwise) of the undersigned, (b) the material impairment of the undersigned's ability to perform its obligations under the Loan Documents to which it is a party or of Bank to enforce the Obligations or realize upon the Properties, (c) a material adverse effect on the value of the Properties or the amount that Bank would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Properties, or (d) a material impairment of the priority of Bank's Liens with respect to the Properties.

     "Multiemployer Plan": means a "multiemployer plan" (as defined in Section 4001 (a)(3) of ERISA) to which the undersigned, or any of its Subsidiaries, or any ERISA Affiliate has contributed, or was obligated to contribute, within the past six years.

     "Obligations": any and all amounts, indebtedness, covenants, promises, liabilities, duties owing, now existing or hereafter arising, due, payable or owing by the undersigned to the Bank under any of the Loan Documents.

     "Permitted Liens"' means (a) Liens held by Bank and Foothill, Co) Liens for unpaid taxes that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1 to the Foothill Credit Agreement and Schedule A attached hereto, except as released pursuant to that certain Full Deed of Release dated ~a~~2 ictq 0 ,1998 by Foothill Capital Corporation, (d) the interests of lessors under operating leases dnd purchase money Liens of lessors under capital leases to the extent that the acquisition or lease of the underlying asset is permitted hereunder and so long as the Lien only attaches to the asset purchased or acquired and only secures the purchase price of the asset, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of the undersigned or any of its Subsidiaries and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet due and payable, (ii) are the subject of Permitted Protests, or (iii) removed by payment or bonded within 20 Business Days of the undersigned or any of its Subsidiaries obtaining notice thereof, (f) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (g) Liens or deposits to secure performance bids, tenders, or leases (to the extent permitted under the Loan Documents, incurred in the ordinary course of business or the undersigned or any of its Subsidiaries and not in connection with the borrowing of money, (h) Liens arising by reason of security for surety or appeal bonds in the ordinary course of business of the undersigned or any of its Subsidiaries, (i) Liens of or resulting from any judgment or award that would not have a Material Adverse Effect upon the undersigned and as to which the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which the undersigned or any of its Subsidiaries is in good faith prosecuting an appeal or proceeding for a review, and in respect of which a stay of execution pending such appeal or proceeding for review has been secure, (j) Liens described in Exhibit B.to the Deed of Trust and with respect to real property other than that
   -------
described in the Deed of Trust, easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that customarily exist on properties of Persons engaged in similar activities and similarly situated and that in any event do not materially interfere with or impair the use or operation thereof.

     "Permitted Protest": means the right of the undersigned or any of its Subsidiaries to protest any Lien (other than any such Lien that secures the Obligations), tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the books of the undersigned or any of its Subsidiaries in an amount that is reasonably satisfactory to Bank, (b) ar~y such protest is instituted and diligently prosecuted by the undersigned or any of its Subsidiaries in good faith, and (c) Bank is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of Bank.

     "Person"' an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "Properties"' any and all title, rights, interests, assets or properties, including without limitation, contract rights, accounts, tangible and intangible personal property, inventories, goods, facilities, machinery and equipment and real property.

     "Subsidiary": as to any Person, a corporation, pannership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Note shall refer to a Subsidiary or Subsidiaries of the undersigned.

     "Tangible  Net  Worth"'  means,  as  of  any  date  of  determination,  the difference  of  (a)  a Person's total stockholder's equity, minus(b) the sum of:
                                                            -----
(i) all intangible assets of such Person, and (ii) all amounts due to such Person from affiliates.

     "Undersigned": includes each maker and each endorser, and each jointly and severally, agrees to all the provisions hereof.

     The undersigned hereby represents and warrants to the Bank that (a) it is a corporation existing and in good standing under the laws of the State of Delaware, (b) it as well as its Subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so would have a material adverse affect upon the undersigned or any of its Subsidiaries, (c) that the borrowings hereunder, the execution and delivery of the Loan Documents by the undersigned and the performance by the undersigned of its respective obligations under the Loan Documents are within the undersigned's corporate and all other powers, have been authorized by all necessary respective corporate and all other action, have received all necessary approvals and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the undersigned or of any agreement binding upon the undersigned, and (d) that there has been no material adverse change in the business, properties, assets, operations or prospects of the undersigned or any Subsidiaries since the date of the last financial statements provided on behalf of the undersigned to the Bank.

     The undersigned agrees to deliver to Bank: (a) as soon as available, but within 20 days after the end of each month, accounts receivable aging for the undersigned and each of its Subsidiaries; Co) as soon as available, but in any event within 45 days after the end of the undersigned's fiscal quarter an internally prepared balance sheet, income statement, and statement of cash flow covering the undersigned and its Subsidiaries' operations during such period; and (c) as soon as available, but in any event within 90 days after the end of the undersigned's fiscal years,financial statements of the undersigned and its Subsidiaries for each such fiscal year, audited by the Borrower's current independent certified public accountants and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP, together with a certificate of such accountants addressed to Bank stating that such accountants do not have knowledge of the existence of any default or Event of Default hereunder. Such audited financial statements t shall include a balance sheet, income statement, and statement of cash flow and, if prepared, an accountants' letter to management. In addition to the financial statement referred to above, the undersigned agrees to deliver financial statements prepared on a consolidating basis. The undersigned also shall deliver to Bank its Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by the undersigned with the Securities and Exchange Commission, if any, as soon as the same are filed, or any other information that is provided by the undersigned to its shareholders, and any other report reasonably requested by Bank relating to the undersigned's financial condition.

     The undersigned further covenants and agrees that it will not nor will it permit any Subsidiary to, without Bank's prior written approval which may be given in Bank's sole discretion, do any of the following:

     (a) Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

          (i) indebtedness evidenced by the Foothill Credit Facility, together with Indebtedness to issuers of letters of credit that are the subject of letter of credit guarantees therein described;

          (ii) indebtedness set forth in the latest financial statements of the undersigned submitted to Bank on or prior to this date;

          (iii)  indebtedness  secured  by  Permitted  Liens;  and

          (iv) refinancings, renewals, or extensions of Indebtedness permitted under clauses (i) and (ii) above (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations, (ii) the net cash proceeds of such ref'mancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to Bank as those applicable to the refinanced Indebtedness.

     (b) Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its properly or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

     (c) Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its property or assets.

     (d) Sell, lease, assign, transfer, or otherwise dispose of any the undersigned's or any of its Subsidiaries' properties or assets other than sales of inventory to buyers in the ordinary course of the undersigned's or any of it Subsidiaries' business as currently conducted.

     (e) Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items or payment for deposit.

Make any change in the principal nature of the undersigned's or any of its Subsidiaries'

     (g) Cause, permit, or suffer, directly or indirectly, any Change of Control.

     (h) Make any distribution or declare or pay an dividends (in cash or other property, other than capital stock) on, or purchase, acquire, redeem, or retire any of the undersigned's or any of its Subsidiaries capital stock, of any class, whether now or hereafter outstanding other than dividends of Subsidiaries to the undersigned.

     (i) Directly or indirectly make, acquire, or incur any liabilities (including contingent obligations) for or in accordance with (i) the acquisition of the securities (whether debt or equity) of, or other interests in, a Person,
(ii) loans, advances, capital contributions, or transfers of property to a Person, or (iii) the acquisition of all or substantially all of the properties or assets of a Person.

     (j) Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of the undersigned or any of its Subsidiaries except for transactions that are in the ordinary course of the undersigned's or any of its Subsidiaries business, upon fair and reasonable terms, that are fully disclosed to Bank, and that are no less favorable to the undersigned or any of its Subsidiaries than would be obtained in an arm's length transaction with a non-Affiliate.

     (k)  Suspend  or  go  out  of  a  substantial  portion  of  its  business.

     (1) Use the proceeds of the indebtedness evidenced by this Note for any purpose other than payment of Foothill and for general corporate purposes.

     (m)    Directly  or  indirectly:

          (i) engage, or permit any Subsidiary to engage, in any prohibited transaction which is reasonably likely to result in a civil penalty or excise tax described in Sections 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the Department of Labor;

          (ii) permit to exist with respect to any Benefit Plan any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the IRC), whether or not waived;

          (iii) fail, or permit any Subsidiary to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

          (iv) terminate, or permit any Subsidiary to terminate, any Benefit Plan where such event would result in any liability of the undersigned, any of its Subsidiaries or any ERISA Affiliate under Title IV of ERISA;

          (v) fail, or permit any Subsidiary to fail, to make any required contribution or payment to any Multiemployer Plan;

          (vi) fail, or permit any Subsidiary to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment;

          (vii) withdraw, or permit any Subsidiary to withdraw, from any Multiemployer Plan where such withdrawal is reasonably likely to result in any liability of any such entity under Title IV of ERISA;

which, individually or in the aggregate, results in or reasonably would be expected to result in a claim against or liability of the undersigned, any of its Subsidiaries or any ERISA Affiliate in excess of $500,000.

     (n) Permit the undersigned's Tangible Net Worth to be, at any time, less than $21,000,000.

     (o) The undersigned and any of its Subsidiaries shall not, in the aggregate, make capital expenditures in any fiscal year in excess of $3,000,000.

     The undersigned shall be responsible, by prompt payment or reimbursement, for all costs, fees and expenses (including, without limitation, reasonable attorneys' fees) in any way related to, or in connection with, the Loan Documents, incurred by the Bank, including, without limitation, the preparation, negotiation, extension, modification and enforcement of the Loan Documents.

     This Note may be prepaid in whole or in part by the undersigned at any time and from time to time upon at least 5 days written notice to the Bank. If the Fixed Rate at the time of prepayment is higher than the Base Rate, then a make-whole amount shall be due and payable at the time of prepayment equal to the difference between the Base Rate and the Fixed Rate, multiplied by the number of years (or pro-rations of same) remaining on this Note, multiplied by the amount of principal being prepaid. In the event the Fixed Rate at the time of prepayment is equal to or less than the Base Rate, then there shall be no prepayment premium due. "Base Rate" shall mean a per annum rate of interest equal to the "ask yield" as published in the Wall Street Journal on the date the Bank has received the prepayment notice in the Treasury Bonds, Notes & Bills "Govt. Bonds & Notes" subsection for such securities that have a maturity in the same month in which this Note is scheduled to mature plus 250 basis points. The undersigned shall be required to pay the make-whole amount in the event this Note is prepaid out of collateral proceeds or otherwise following the occurrence of an Event of Default.

     The proceeds of the loan evidenced of this Note shall not be used directly or indirectly for the purpose of purchasing or carrying, or for the purpose of extending credit to others for the purpose of purchasing or carrying, any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

     The Obligations are secured by and entitled to the benefits in all respects of the Loan Documents.

     Any one of the following occurrences shall constitute an "Event of Default" under this Note:

     (a) The undersigned shall fail to make any payment of principal, interest, make-whole amount or other amounts payable under this Note, any of the other Loan Documents or any other obligations of the undersigned to the Bank when and as due, or shall fail to comply with, perform or observe any agreement, provision or undertaking contained in the Loan Documents or in any other obligation of the undersigned to the Bank, or if any representation, warranty or information made or provided by or on behalf of the undersigned in connection herewith or in connection with the loan evidenced hereby is false or misleading in any material respect as of the date made;

     (b) There shall occur any default or event of default, or any event which might become such with notice or the passage of time or both, or any similar event, or any event which requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of the Foothill Credit Facility or any other evidence of indebtedness or other material agreement issued or assumed or entered into by the undersigned or any of its Subsidiaries or under the terms of any indenture, agreement or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured or guaranteed, and such event shall continue beyond any applicable period of grace;

     (c) Any suit, action or other proceeding (judicial or administrative) shall be commenced against the undersigned or any of its Subsidiaries with respect to any assets of the undersigned, or any of its Subsidiaries, a final judgment shall be entered in any such suit, action or proceeding, which proceeding or judgment shall have or threaten to have a material and adverse effect on the future operations of the undersigned or any or any of its Subsidiaries;

     (d) The undersigned or any of its Subsidiaries shall file a petition or answer or consent to a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy law or other similar law, or the undersigned or any of its Subsidiaries shall consent to the institution of proceedings thereunder or the filing of any such petition or to the appointment or taking possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the undersigned or any of its Subsidiaries;

     (e) There shall be entered a decree or order by a court constituting an order for relief in respect of the undersigned or any of its Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the undersigned or any of its Subsidiaries or of any substantial part of their respective properties, or ordering the winding-up of or liquidation of the affairs of the undersigned or any of its Subsidiaries and any such decree or order shall continue unstayed and in effect for a period of thirty consecutive days;

     (f) The undersigned or any of its Subsidiaries shall become insolvent or shall fail or be unable to pay their debts as they mature, or shall admit in writing their inability to pay their debts as they mature, or shall make a general assignment for the benefit of their creditors, call a meeting of its creditors or shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of their usual business;

     (g) Any default or Event of Default shall exist or continue under any Loan Document or any such Loan Document shall not be, or shall cease to be, enforceable in accordance with its terms or be contested by any obligor thereunder.

     Upon the occurrence of any Event of Default hereunder: (i) the entire unpaid principal balance of, any unpaid interest then accrued on make whole amount, any other amounts owing under or evidenced by this Note and all other obligations, whether contingent or otherwise, of the undersigned to the Bank shall immediately become due and payable at the option of the Bank hereof, and without presentment, notice, demand or protest of any kind all of which are hereby expressly waived by the undersigned; and (ii) the Bank hereof shall have and may exercise any and all rights and remedies available under the Loan Documents or at law or in equity. No delay or omission on the part of the Bank in exercising any power or right under this Note shall impair such right or power or be construed to be a waiver of any Event of Default or any acquiescence therein, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof, or the exercise of any other power or right.

     The Bank is authorized to charge any account of the undersigned maintained with the Bank for any amounts due or payable hereunder and in addition to all rights of set off available to Bank at law, the undersigned hereby grants to the Bank a continuing security interest in such accounts, and in any deposits, monies, securities or other property of the undersigned delivered to, or left in the possession of, the Bank or the Bank's nominee or bailee.

     The remedies of the Bank, as provided herein, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall arise. No act or omission or commission of the Bank, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     In the event one or more Events of Default shall occur, the undersigned promises to pay all costs of collection of every kind, including but not limited to all reasonable attorneys' fees, court costs, and expenses of every kind incurred by the holder hereof in connection with such collection or the protection or enforcement of any or all of the security for this Note including representation of the Bank in proceedings under the Bankruptcy Code or other insolvency proceedings and whether or not any lawsuit is ever filed with respect thereto.

The undersigned hereby waives presentment, protest, demand, notice of dishonor or default and consents to any and all renewals, extensions, and/or the release of any party directly or indirectly liable for the payment hereof, all without notice to and without affecting the liability of any of the undersigned.

This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri. This Note shall bind the undersigned and shall inure to the benefit of the Bank, any holder hereof, and all of the respective parties' successors and assigns.

     THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH BANK ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS,COLLATERAL, OR BANK'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

     THE UNDERSIGNED HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO THE BANK'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS NOTE AND THE LOAN DOCUMENTS SHALL BE SUBJECT TO LITIGATION IN STATE OR FEDERAL COURTS HAVING SITUS WITH THE CITY OR COUNTY OF ST. LOUIS, MISSOURI, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDINGS BROUGHT BY THE BANK IN ACCORDANCE WITH Tills PARAGRAPH.

The following notice is given pursuant to section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be otherwise deemed to limit or modify the terms of this agreement: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (THE UNDERSIGNED) AND US (THE BANK) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered by its duly authorized representative as of the date first above written.

                              ALLIED  HEALTHCARE  PRODUCTS,  INC.

                              Uma  Nandan  Aggarwal
                              Chief  Executive  0fficer  and  President

                                        ALLIED HEALTHCARE PRODUCTS,JNC.
                                         MISSOURI SECRETARY OF STATE:
                                          UCC-11 SEARCHTO JULY1,1998'
                                          -------------   -----------


                                        SECURED           FORM OF            FILING         FILING   FINANCIAL
DEBTOR:                                 PARTY:              UCC             LOCATION         DATE    STATEMENT
Allied Healthcare Products, Inc.  Siemens Credit       UCC- I          Missouri             7/26/91    2026295
1720 Sublette                     Corporation                  (UCC-3  Secretary of State
St. Louis, MO 63110                                    continuation
                                                       filed 6/7/96)
Allied Healthcare Products, Inc.  Computer Sales       UCC-1           Missouri             5/19/95    2543180
1720 Subletle                     International, Inc.          (UCC-3  Secretary of Slate
St. Louis, M 0 63110              Assignee:            amendment
                                  Commerce Bank        filed 8/22/95)
                                  N.A.
Allied Healthcare Products, Inc.  Computer Sales       UCC-1           Missouri             5122/95    2543342
1720 Sublette                     International, Inc.                  Secretary of State
St. Louis, MO 63110               Assignee:
                                  Commerce Bank
                                  N.A.
Allied Healthcare Products, Inc.  Computer Sales       UCC-1           Missouri             9/26/95    2586252
1720 Sublette                     hilernational, Inc.                  Secretary of State
St. Louis, MO 63110               Assignee:
                                  Commerce Bank
                                  N.A.
Allied Healthcare Products, Inc.  Computer Sales       UCC-1           Missouri            10/06/95    2589474
1720 Suble(te                     International, Im.           (UCC-3  Secretary of Stale
St. Louis, MO 63110               Assignee:            amendment
                                  Commerce Batik       filed 5/2/96)
                                  N.A.
Allied Healthcare Products, hic.  Computer Sales       UCC- I          Missouri            12/13/95    2611788
1720 Sublette                     international, hic.          (UCC-3  Secretary of State
St. Louis, MO 63110               Assignee:            amendment
                                  Commerce Bank        filed 4/5/96
                                  N.A.                 and 6/12196)


DEBTOR:                                           COLIATERAL
Allied Healthcare Products, Inc.  Equipment (te lecommunicat ions) lease no.
1720 Sublette                     06200042
St. Louis, MO 63110

Allied Healthcare Products, Inc.  Equipment (computer) lease no. 138575
1720 Subletle                     (Schedule 1)
St. Louis, M 0 63110


Allied Healthcare Products, Inc.  Equipment (UrWa(a RDBMS, DataFlo)
1720 Sublette
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (computer accessories) lease
1720 Sublette                     no. 138575 (Schedule 1A)
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (computer) lease no. 138575
1720 Suble(te                     (Schedule 3)
St. Louis, MO 63110               Equipment location. Tech Resource Group


Allied Healthcare Products, hic.  Equipment (computer, printer, adaptor,
1720 Sublette                     monitors) lease no. 138575 (Schedule 5)
St. Louis, MO 63110

                                          ALLIED HEALTHCARE PRODUCTS,JNC.
                                            MISSOURI SECRETARY OF STATE:
                                            UCC-11 SEARCHTO JULY1,1998'
                                            -------------   -----------


                                        SECURED             FORM OF              FILING          FILING   FINANCIAL
DEBTOR:                                 PARTY:                UCC               LOCATION          DATE    STATEMENT
Allied Healthcare Products, Inc.  Computer Sales       UCC-1 (UCC-         Missouri             12/26/95    2616340
1720 Sublette                     International, hic.         3 amendment  Secretary of State
St. Louis, MO 63110               Assignee:            filed 3/7/96)
                                                       Commerce Bank
                                                       N. A.
Allied Healthcare Products, hic.  Computer Sales       UCC- I              Missouri             03/06/96    264W 19
1720 Sublette                     International, Inc.              (UCC-3  Secretary of State
St. Louis, MO 63110               Assignee:            amendment           filed 8/21/96)
                                                       Commerce Bank
                                                       N. A.
Allied Healthcare Products, Inc.  Municipal Tool &     UCC-1               Missouri              3/20/96    2644715
1720 Sublette                     Machinery                                Secretary of State
St. Louis, MO 63110               Company
Allied Healthcare Products, Inc.  Municipal Tool &     UCC-1               Missouri              3/20/96    2644716
1720 Sublette                     Maclihiery                               Secretary of State
St. Louis, MO 63110               Company
Allied Hpltlicare Products, Inc.  Master Lease Div.    UCC- I              Missouri             04/30/96    2658450
1720 Subleue                      of Tokai Financial                       Secretary of State
St. Louis, MO 63110               Services, Inc.
Allied Healthcare Products, Inc.  Computer Sales       UCC-1               Missouri             05/02/96    2659466
1720 Subleue                      International. Inc.              (UCC-3  Secretary of State
St. Louis, MO 63110               Assignee:            amendment           filed 12/20/96)
                                                       Southwest Bank of
                                                       St. Louis
Allied Healthcare Products, Inc.  Municipal Tool &     UCC-1               Missouri             06/13/96    2676176
1720 Sublette                     Machinery                                Secretary of State
St. Louis, MO 63110               Company


DEBTOR:                                           COLIATERAL
Allied Healthcare Products, Inc.  Equipment (computer accessories) lease
1720 Sublette                     no. 138575 (Schedule 6)
St. Louis, MO 63110


Allied Healthcare Products, hic.  Equipment (conipuier and accessores) lease
1720 Sublette                     no. 138575 (Schedule 7)
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (Mazak Milling Center &
1720 Sublette                     SMW Spacesaver)
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Equipment (Mazak Milling Center &
1720 Sublette                     SMW Spacesaver)
St. Louis, MO 63110
Allied Hpltlicare Products, Inc.  Equipment (mailing system) lease no.
1720 Subleue                      24182826
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Equipment (computer) lease no. 138575
1720 Subleue                      (Schedule 9)
St. Louis, MO 63110               Equipment locafion: Riverside, CA


Allied Healthcare Products, Inc.  Equipment (TurnJaig/Milling Center and
1720 Sublette                     accessories)
St. Louis, MO 63110

                                    ALLIED HEALTHCARE PRODUCTS,JNC.
                                      MISSOURI SECRETARY OF STATE:
                                      UCC-11 SEARCHTO JULY1,1998'
                                      -------------   -----------


                                        SECURED        FORM OF        FILING         FILING   FINANCIAL
DEBTOR:                                 PARTY:           UCC         LOCATION         DATE    STATEMENT
Allied Healthcare Products, Inc.  Municipal Tool &     UCC-1    Missouri            06/13/96    2676177
1720 Sublette                     Machinery                     Secretary of State
St. Louis, MO 63110               Company
Allied Healthcare Products, Inc.  Master Lease Div.    UCC-1    Missouri            06/14/96    2676510
1720 Sublette                     of Tokai Financial            Secretary of State
St. Louis. MO 63110               Services, Inc.
Allied Healthcare Products, Inc.  Computer Sales       UCC-1    Missouri            07/17/96    2686913
1720 Sublette                     International, Inc.           Secretary of State
St. Louis, MO 63110               Assignee:
                                  Southwest Bank of
                                  St. Louis
Allied Healthcare Products, Inc.  Municipal Tool &     UCC-1    Missouri            08/26/96    2700114
1720 Sublette                     Machinery                     Secretary of State
St. Louis, MO 63110               Company
Allied Healthcare Products, Inc.  Computer Sales       UCC-1    Missouri            12/12/96    2734483
1720 Sublette                     International, hic.           Secretary of State
St. Louis, MO 63110               Assignee:
                                  Commerce Bank,
                                  N.A.
Allied Healthcare Products, Inc.  computer Sales       UCC-1    Missouri            12/12/96    2734484
1720 Sublette                     international, Inc.           Secretary of State
St. Louis, Mo 63110
Allied Healthcare Products, Inc.  Mellon US            UCC-1    Missouri            01/06/97    2742092
1720 Sublette                     Leasing, a Div. of            Secretary of State
St. Louis, Mo 63110               Mellon Leasing
                                  ICorp.


DEBTOR:                                           COLIATERAL
Allied Healthcare Products, Inc.  Equipment (Mazak Turning Center and
1720 Sublette                     accessories)
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Equipment (Tracer mailing) lease no.
1720 Sublette                     24182826
St. Louis. MO 63110
Allied Healthcare Products, Inc.  Equipment (computer accessories) lease
1720 Sublette                     no. 138575 (Schedule 10)
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (Mazak Milling Center and
1720 Sublette                     accessories)
St. Louis, MO 63110               Equipment (computer software) lease no.
Allied Healthcare Products, Inc.  Equipment (computer accessories lease no.
1720 Sublette                     138575 (Schedule 12)
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (computer accessories lease no.
1720 Sublette                     138575 1 (Schedule 11)
St. Louis, Mo 63110
Allied Healthcare Products, Inc.  Equipment (Mazak Turning & Milling
1720 Sublette                     Center) lease no. 127372
St. Louis, Mo 63110


                                     ALLIED HEALTHCARE PRODUCTS,JNC.
                                      MISSOURI SECRETARY OF STATE:
                                       UCC-11 SEARCHTO JULY1,1998'
                                       -------------   -----------


                                        SECURED        FORM OF        FILING         FILING    FINANCIAL
DEBTOR:                                 PARTY:           UCC         LOCATION         DATE     STATEMENT
Allied Healthcare Products, Inc.  Mellon us            UCC-1    Missouri            01/10/97-    2744213
1720 Sublette                     Leasing, a Div. of            Secretary of Slate
St. Louis, Mo 63110               Mellon Leasing
                                  Corp.
Allied Healthcare Products, Inc.  Foothill Capital     UCC- I   Missouri             08/06/97    2817984
1720 Sublette                     Corporation                   Secretary of Stale
St. Louis, Mo 63110
Allied Heahlicare Products, Inc.  Foothill Capital     UCC-1    Missouri             08/13/97    2820513
1720 Sublelle                     Corporation                   Secretary of State
St. Louis, Mo 63110
Allied Healthcare Products, hic.  Computer Sales       UCC-1    Missouri             02/04/98    2875778
1720 Sublette                     International, Inc.           Secretary of Slate
St. Louis, Mo 63110
Allied Healthcare Products, Inc.  Siemens Credit       UCC-1    Missouri             06/19/98    2928450
1720 Sublette                     Corp.                         Secretary of State
St. Louis, Mo 63110


DEBTOR:                                           COLIATERAL
Allied Healthcare Products, Inc.  Equipment (injection Moldi~ng and Water
1720 Sublette                     Tower) lease no. 127405
St. Louis, Mo 63110

Allied Healthcare Products, Inc.  Accounts, equipment, general intangibles,
1720 Sublette                     inventory and real property collateral
St. Louis, Mo 63110
Allied Heahlicare Products, Inc.  Property located in St. Louis City and
1720 Sublelle                     improvements thereon
St. Louis, Mo 63110
Allied Healthcare Products, hic.  Equipment (computer and printers) lease
1720 Sublette                     no. 138575 (Schedule 13)
St. Louis, Mo 63110
Allied Healthcare Products, Inc.  Equipment lease 620-0000016-004
1720 Sublette
St. Louis, Mo 63110

                                      ALLIED HEALTHCARE PRODUCTS,JNC.
                                        MISSOURI SECRETARY OF STATE:
                                        UCC-11 SEARCHTO JULY2,1998'
                                        -------------   -----------


                                        SECURED            FORM OF          FILING       FILING   FINANCIAL
DEBTOR:                                 PARTY:               UCC           LOCATION       DATE    STATEMENT
Allied Healthcare Products, Inc.  Computer Sales       UCC-1            St. Louis City   5/18/95       3360
1720 Sublette                     International, Inc.          (UCC-3
St. Louis, MO 63110               Assignee:            amendment
                                  Commerce Bank        filed
                                  N.A.                        8/10/95)
Allied Healthcare Products, Inc.  Computer Sales       UCC-1            St. Louis City   5/22/95       3419
1720 Sublette                     International, Inc.
St. Louis, MO 63110               Assignee:
                                  Commerce Bank
                                  N.A.
Allied Healthcare Products, Inc.  Computer Sales       UCC-1            St. Louis City   9/26/95       6162
1720 Sublette                     International, Inc.
St. Louis, MO 63110               Assignee:
                                  Commerce Bank
                                  N.A.
Allied Healthcare Products, Inc.  Computer Sales       UCC-1            St. Louis City  10/06/95       6453
1720 Stibldte                     International, Inc.          (UCC-3
St. Louis, MO 63110               Assignee:            amendment
                                  Commerce Bank        filed S/ 1 /96)
                                  N.A.
Allied Healthcare Products, Inc.  Computer Sales       UCC-1            St. Louis City  12/13195       7835
1720 Sublette                     International, Inc.          (UCC-3
St. Louis, MO 63110               Assignee:            amendment
                                  Commerce Bank        filed 4/4/96
                                  N.A.                 and 6/11/96)
Allied Healthcare Products, Inc.  Computer Sales       UCC-1            St. Louis City  12/28/95       8133
1720 Sublette                     International, Inc.          (UCC-3
St. Louis, MO 63110               Assignee:            amendment
                                  Commerca BaA         filed 3/7/96)
                                  N.A.


DEBTOR:                                          COLIATERAL
Allied Healthcare Products, Inc.  Equipment (computer) lease no. 138575
1720 Sublette                     (Schedule 1)
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (Unidata RDBMS, Dat&Flo)
1720 Sublette
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (computer accessories) lease
1720 Sublette                     no. 138575 (Schedule IA)
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (computer) lease no. 138575
1720 Stibldte                     (Schedule 3)
St. Louis, MO 63110               Equipment location: Tech Resource Group


Allied Healthcare Products, Inc.  Equipment (computer, printer, adaptor,
1720 Sublette                     monitors) lease no. 138575 (Schedule 5)
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (computer accessories) lease
1720 Sublette                     no. 138575 (Schedule 6)
St. Louis, MO 63110

                                    ALLIED HEALTHCARE PRODUCTS,JNC.
                                     MISSOURI SECRETARY OF STATE:
                                      UCC-11 SEARCHTO JULY2,1998'
                                      -------------   -----------


                                        SECURED         FORM OF        FILING       FILING   FINANCIAL
DEBTOR:                                 PARTY:            UCC         LOCATION       DATE    STATEMENT
Allied Healthcare Products, Inc.  Computer Sales       UCC-1       St. Louis City  03/06/96       1389
1720 Sublette                     International, Inc.     (UCC-3
St. Louis, MO 63110               Assignee:            amendment
                                  Commerce Bank        filed
                                  N.A.                   8/20/96)
Allied Healthcare Products, Inc.  Municipal Tool &     UCC-1       St. Louis City   3/19/96       1750
1720 Subletto                     Machinery Company
St. Louis. MO 63110
Allied Healthcare Products, Inc.  Municipal Tool &     UCC-1       St. Louis City   3/19/96       1751
1720 Sublette                     Machinery Company
St. Louis. MO 63110
Allied Healthcare Products, Inc.  Master Lease Div.    UCC-1       St. Louis City  04/29/96       2688
1720 Sublette                     of TokAi Financial
St. Louis. MO 63110               Services, Inc.
Allied Healthcare Products, Inc.  Computer Sales       UCC-1       St. Louis City  05/02/96       2742
1720 Spblette                     International, Inc.     (UCC-3
St. Louis, MO 63110               Assignee:            amendment
                                  Southwest Bank of    filed
                                  St. Louis             12/20/96)
Allied He4dthcare Products, Inc.  Municipal Tool &     UCC-1       St. Louis city  06/12/96       3787
1720 Sublette                     Machinery Company
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Municipal Tool &     UCC-1       St. Louis City  06/12/96       3788
1720 Sublette                     Machinery Company
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Master Lease Div.    UCC-1       St. Louis City  06/17/96       3902
1720 Sublette                     of Tokai Financial
St. Louis, MO 63110               Services, Inc.


DEBTOR:                                           COLIATERAL
Allied Healthcare Products, Inc.  Equipment (computer and accessores) lease
1720 Sublette                     no. 138575 (Schedule 7)
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (Mazak Milling Center and
1720 Subletto                     SMW Spacesaver)
St. Louis. MO 63110
Allied Healthcare Products, Inc.  Equipment (Mazak Milling Center &
1720 Sublette                     SMW Spacesavar)
St. Louis. MO 63110
Allied Healthcare Products, Inc.  Equipment (mailing system) lease no.
1720 Sublette                     24182826
St. Louis. MO 63110
Allied Healthcare Products, Inc.  Equipment (computer) lease no. 138575
1720 Spblette                     (Schedule 9)
St. Louis, MO 63110               Equipment location: Riverside, CA


Allied He4dthcare Products, Inc.  Equipment (Mazak Turning Center and
1720 Sublette                     accessories)
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Equipment (Turning/Milag Center and
1720 Sublette                     accessories)
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Equipment (Tracer mailing) lease no.
1720 Sublette                     24182926
St. Louis, MO 63110

                                  ALLIED HEALTHCARE PRODUCTS,JNC.
                                    MISSOURI SECRETARY OF STATE:
                                    UCC-11 SEARCHTO JULY2,1998'
                                    -------------   -----------


                                        SECURED        FORM OF      FILING       FILING   FINANCIAL
DEBTOR:                                 PARTY:           UCC       LOCATION       DATE    STATEMENT
Allied Healthcare Products, Inc.  Computer Sales       UCC-1    St. Louis City  07/17/96       4597
1720 Sublette                     International, Inc.
St. Louis, MO 63110               Assignee:
                                  Southwest Bank of
                                  St. Louis
Allied Healthcare Products, Inc.  Municipal Tool &     UCC-1    St. Louis City  08/26/96       5523
1720 Subletto                     Machinery Company
St. Louis. MO 63110
Allied Healthcaro Products, Inc.  Computer Sales       UCC-1    St. Louis City  12/12/96       8103
1720 Subletto                     International, Inc.
St. Louis, MO 63110               Assignee:
                                  Commerce Bank,
                                  N.A.
Affied Healthcare Products, Inc.  Computer Sales       UCC-1    St. Louis City  12/12/96       8104
1720 Subletto                     International, Inc.
St. Louis, MO 63110               f
Allied Healthcare Products, Inc.  Mellon US Leasing,   UCC-1    St. Louis City  01/13/97        288
1720 Subletto                     a Div. of Mellon
St. Louis, MO 63110               Leasing Corp.
Allied Healthcare Products, Inc.  Mellon US Leasing,   UCC-1    St. Louis City  01/14/97        334
1720 Subletto                     a Div. of Mellon
St. Louis. MO 63110               Leasing Corp.
Allied Healthcare Products, Inc.  Foothill Capital     UCC-1    St. Louis City  08/06/97       5378
1720 Sublette                     Corporation
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Foothill Capital     UCC-1    St. Louis City  08112/97       5550
1720 Sublette                     Corporation
St. Louis, Mo 63110


DEBTOR:                                           COLIATERAL
Allied Healthcare Products, Inc.  Equipment (computer accessories) lease
1720 Sublette                     no. 138575 (Schedule 10)
St. Louis, MO 63110


Allied Healthcare Products, Inc.  Equipment (Mazak Milling Center and
1720 Subletto                     accessories)
St. Louis. MO 63110
Allied Healthcaro Products, Inc.  Equipment (computer accessories) lease
1720 Subletto                     no. 138575 (Schedule 11)
St. Louis, MO 63110


Affied Healthcare Products, Inc.  Equipment (computer software) lease no.
1720 Subletto                     138575 (Schedule 12)
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Equipment (injection Molding and Water
1720 Subletto                     Tower) lease no. 127405
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Equipment (Mazak Turning & Milling
1720 Subletto                     Centar) lease no. 127372
St. Louis. MO 63110
Allied Healthcare Products, Inc.  Accounts, equipment, general intangibles,
1720 Sublette                     inventory and real property collateral
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Property located in St. Louis City and
1720 Sublette                     improvements thereon
St. Louis, Mo 63110

                                  ALLIED HEALTHCARE PRODUCTS,JNC.
                                    MISSOURI SECRETARY OF STATE:
                                    UCC-11 SEARCHTO JULY2,1998'
                                    -------------   -----------


                                        SECURED        FORM OF      FILING       FILING   FINANCIAL
DEBTOR:                                 PARTY:           UCC       LOCATION       DATE    STATEMENT
Allied Healthcare Products, Inc.  Computer Sales       UCC-1    St. Louis City  02/04/98        843
1720 Sublette                     International, Inc.
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Siemens Credit       UCC-1    St. Louis City  06124/98       4336
1720 Subletto                     Corp.
St. Louis. MO 63110


DEBTOR:                                          COLIATERAL
Allied Healthcare Products, Inc.  Equipment (computer and printers) lease
1720 Sublette                     no. 138575 (Schedule 13)
St. Louis, MO 63110
Allied Healthcare Products, Inc.  Equipment lease 620-0000016-004
1720 Subletto
St. Louis. MO 63110

            DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

   THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT SECURES FUTURE
                         ADVANCES AND FUTURE OBLIGATIONS
                AND SHALL BE GOVERNED BY SECTION 443.055 R.S.MO.
                THE TOTAL PRINCIPAL AMOUNT OF THE FUTURE ADVANCES
                   AND FUTURE OBLIGATIONS WHICH MAY BE SECURED
                    HEREBY IS FIVE MILLION AND NO/100 DOLLARS
                                 ($5,000,000.00)

          THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (this "Deed of Trust"), is made and entered into as of the 7th day of August, 1998, by and among Allied Healthcare Products, Inc., a Delaware corporation having its chief executive office at 1720 Sublette Avenue, St. Louis, Missouri 63110 (the "Grantor"), Joseph F. Hipskind, Jr., One Metropolitan Square, Suite 2600, St. Louis, Missouri 63102, as Trustee (the "Trustee"), and LASALLE NATIONAL BANK, One Metropolitan Square, Suite 2140, St. Louis, Missouri 63102 as beneficiary (the "Grantee').

WITNESETH:

          That for good and valuable consideration, and to secure the payment and performance of the obligations of Grantor pursuant to:

I. The repayment of all amounts due, including but not limited to principal, interest, make-whole amounts, fees and expenses, from time to time (whether at stated maturity, by acceleration or otherwise), including future advances, under the following documents:

          (a)     each  of  the  following:

               (i) the Promissory Note of Grantor, payable to the order of Grantee, of even date herewith, in the original principal amount of $5,000,000.00 (the "Note");


               (ii) any and all other agreements and obligations of Grantor from time to time in favor of Grantee;


          (b) all additional security agreements, mortgages, deeds of trust, assignments or other security instruments which are executed and delivered of evidence, govern or secure obligations of Grantor under the documents described in clause (a) above;


     (1) The observance and performance by Grantor of each and every term, covenant, condition and agreement required by this Deed of Trust to be observed and performed by Grantor; and

     (2) Any and all extensions, renewals, amendments, replacements, restatements, re financings, refundings or other modifications (including but not limited to modifications to interest rates or other payment terms) of any of the foregoing; and

     (3) advances made by Grantee for the reasonable protection of the Grantors interest in the Property including, but not limited to, amounts for taxes, insurance, repair, maintenance and preservation of the Property, completion of improvements on the Property and expenses of collection, sale, and foreclosure hereunder and that the same will have priority over any intervening or subsequent liens to the extent allowed by law.

     The  foregoing  are  herein  referred  to  as  the  "Obligations".

     Grant.  Grantor does GRANT, BARGAIN, SELL, REMISE, CONVEY, CONFIRM, RELEASE
     -----
AND ASSIGN unto Trustee, his successors and assigns, in trust, with power of sale and right-of-way and possession, the real estate described in Exhibit A, attached hereto and made a part hereof (hereinafter described is referred to herein as the "Premises");

          TOGETHER with (1) all buildings, improvements and structures at any time, now or hereafter, erected, situated or placed thereon; (2) all rights, privileges, easements, hereditaments, appendages and appurtenances thereunto belonging or in anywise appertaining; (3) all right, title, interest and estate of Grantor in and to streets, roads, ways, sidewalks, curbs, alleys, and areas adjoining said real estate and portions thereof, and whether vacated by law or ordinance (conditionally or otherwise); (4) all leases, subleases, rents, lettings and licenses of, and all contracts, bonds and agreements affecting the Premises or any part thereof now or hereafter arising or entered into, and all amendments, modifications, supplements, additions, extensions and renewals thereof, and all right, title and interest of Grantor thereunder, including cash and securities deposited thereunder, the right to receive and collect rents, security deposits, income, proceeds, earnings, royalties, revenues, issues and profits payable thereunder and the rights to enforce, whether at law or in equity or by any other means, all provisions and options thereof or thereunder;
(5) all fixtures, fixed assets and personalty now owned or hereafter acquired by Grantor and now or at any time hereafter annexed, affixed or attached to said real estate and/or said buildings, improvements, or structures thereon and all other personal property now owned or hereafter acquired by Grantor and used or intended to be used in the possession, occupation or enjoyment thereof and specifically but not by way of limitation the following owned by Grantor, all apparatus, appliances, machinery, equipment and articles used to supply or provide or in connection with heat, gas, air conditioning, plumbing, water, lighting, power, elevator, sewerage, cleaning, refrigeration, cooling, ventilation and sprinkler systems, all water heaters, furnishings, carpeting and padding, rugs, lighting fixtures, shades and awnings, screens, drapes and drapery equipment, fire prevention and extinguishing apparatus, security and access control apparatus, all window cleaning apparatus, and all replacements, additions and substitutions thereof or thereto; (6) all construction materials owned by Grantor and placed thereon; (7) all existing and hereafter created or acquired books, records, reports, surveys, plans, specifications, files, tests, plats, engineering reports, government permits, escrow deposits, tenant security deposits, soil reports and documents of any kind or nature relating to the real estate or the development or operation thereof; (8) all of Grantor's contract rights under and all receivables now or hereafter owing to Grantor under all existing and future leases or renting of space in any buildings now or hereafter on said real estate; (9) all of Grantor's rights under any existing and future loan commitments to provide financing for all or any part of said real estate;
(10) all of Grantor's rights under any existing and future sales contracts affecting all or any portion of said real estate; (11) all plants, trees and shrubbery; (12) all products and proceeds of any of the foregoing, including insurance proceeds and all proceeds of any award for the taking of all or any part of the foregoing pursuant to any governmental action; (13) all of the foregoing whether now existing or hereafter acquired and all replacements, additions, or substitutions thereof or thereto; and (14) all proceeds, products (including insurance proceeds), improvements, replacements, and substitutions of or to any of the foregoing (collectively referred to as the "Improvements") (the Premises and all Improvements are collectively referred to as the "Property").

SECTION  1.  REPRESENTATIONS  AND  WARRANTIES.
----------------------------------------------

          Grantor represents, covenants and warrants as follows (which representations, covenants and warranties are continuing, will, in all respects, survive foreclosure of this Deed of Trust and shall run with the Property):

          1.01  Title,  Possession,  Power  to  Execute.  Except as set forth on
                ----------------------------------------
Exhibit B attached hereto, Grantor is lawfully seized and possessed of a good and indefeasible title and estate in fee simple to the Property, and Grantor has full right and power to convey the Property, and covenants and agrees to execute and deliver or cause to be executed and delivered all further assurances of title necessary or by the Grantee deemed advisable to effectuate the lien of this Deed of Trust hereby given, and Grantor will forever warrant and defend the title to the Property and every part thereof unto Grantee against the claims and demands of all persons whomsoever.

          1.02 Liens.  Except for the exceptions set forth on Exhibit B attached
               ------
hereto and incorporated by this reference, the Property, and every part thereof, is free and clear of all liens, encumbrances and charges of every kind and character, including liens of general and special taxes and assessments, excepting taxes for the current year which are not yet due, and excepting the lien of this Deed of Trust;

          1.03  Organization;  Standing.  Grantor  is  a  corporation  validly
                ------------------------
organized and existing under the laws of the State of Delaware. Grantor has the power to own the Property, to carry on its affairs as currently conducted and perform all of the Obligations.

          1.04  Power;  Authority.  The undersigned has full power and authority
                ------------------
on behalf of the Grantor to execute this Deed of Trust, and all other instruments evidencing the Obligations, and the execution and delivery thereof have been duly authorized and all acts and proceedings necessary or proper in the premises have been duly done, performed and taken.

          1.05  Location  of  Improvements.  All  Improvements  now or hereafter
                ---------------------------
located on the Premises are and will be located entirely within the boundaries of the Premises.

          1.06  Compliance  with  Law,  etc.  The  Property  and the present and
                ----------------------------
proposed use thereof complies with all applicable zoning, building, environmental use, all federal, state and local laws and regulations, and all covenants, restrictions and easements of record. There is no action or proceeding pending before any court, quasi-judicial body or administrative agency which may affect the validity or enforceability of this Deed of Trust or the Obligations.

          1.07  Information  True  and  Correct.  All  financial  data  and
                --------------------------------
documentation delivered by or on behalf of Grantor to Grantee are true and correct in all material respects, and not misleading, and Grantor has not omitted or failed to provide anything the omission of which would cause any such data or documentation to be misleading.

          1.08  Hazardous  Waste.  Except  as otherwise set forth in the Phase I
                -----------------
Report (as hereinafter defined), the Property is free from all Hazardous Waste, as defined hereinafter. Except as otherwise set forth in the Phase I Report (as hereinafter defined), no condition exists in or on the Property that could give rise to any claim, charge or lien against the Property for the removal of such Hazardous Waste or damages attributable thereto or that is or may be a lien on the Property.

SECTION  2.  COVENANTS.
-----------------------

          Grantor hereby expressly covenants and agrees with Grantee that so long as any of the Obligations are outstanding and in effect and until this Deed of Trust shall be released by the Grantor, it will:

          2.01  Payment  of  Principal  and  Interest.  Duly pay the Obligations
                --------------------------------------
punctually as and when the same shall become due and payable according to the true intent and purport thereof.

          2.02  Transfer  of Title; Liens.  Without the prior written consent of
                --------------------------
Grantee, and regardless of whether voluntary or involuntary, not transfer, convey, contract for deed or otherwise part with title to the Property, or create or permit or allow to exist or to be created any mortgage, deed of trust, pledge or other lien or encumbrance on any said Property, other than this Deed of Trust, and Grantor will not suffer or permit any mechanic's or materialmen's lien or any other lien of any nature whatsoever to attach to any of said Property or to remain outstanding against the same or any part thereof.

          2.03  Risks  to  be  Insured.  At  its sole cost and expense, maintain
                -----------------------
insurance  of  the  following  character:

          (a)    Hazard  Insurance.  (i)  Insurance  on  the  Premises  and
                 ------------------
Improvements now existing or hereafter erected or placed on the Premises against loss by fire, and other hazards covered by the so-called "all-risk" form of policy in an amount equal to the full insurable value thereof (but in no event less than the unpaid Obligations secured hereby) without deduction for physical depreciation. While any of the Improvements are in the course of being constructed or rebuilt on the Premises, the Grantor shall provide the aforesaid hazard insurance in builder's risk completed value form, including coverage available on the so-called "all-risk" non-reporting form of policy for an amount equal to 100 % of the insurable replacement value of such building or other improvement.

               (ii) If the Property includes or is to include steam boilers or other equipment for the generation or transmission of steam, insurance against loss or damage by explosion, rupture or bursting of steam boilers, pipes, turbines, engines and other pressure vessels and equipment, in an amount satisfactory to Grantee.

               (iii) If the Property or any part thereof is located in a designated official flood-hazardous area, flood insurance insuring the Improvements now existing or hereafter erected on the Premises in an amount equal to or greater than the principal balance of the Obligations.

               (iv) Comprehensive general liability insurance with such limits, coverages, risks insured and with waiver of subrogations clauses protecting against claims arising from any accident or occurrence in or upon the Property in an amount and in such form as shall be acceptable to Grantee.

          (b) Policy Provisions. All insurance policies and renewals thereof maintained by Grantor pursuant to this Section 2.,03 (collectively, the "Policies" and individually, "Policy") shall (i) be written by an insurance carrier satisfactory to Grantee, (ii) contain a standard non-contributory mortgagee clause in favor of and in form acceptable to Grantee, (iii) contain an agreement of the insurer in form satisfactory to Grantee that it will not cancel or modify the Policy except after thirty (30) days prior written notice to Grantee, (iv) provide breach of warranty protection to Grantee, and (v) be satisfactory to Grantee in all other respects.

          (c) Delivery of Policy. Grantor will deliver to Grantee original Policies or certified copies of Policies in form satisfactory to Grantee evidencing the insurance which is required by this Section, and Grantor shall promptly furnish to Grantee copies of all renewal notices and all receipts of paid premiums received by it. At least thirty (30) days prior to the expiration date of a Policy, Grantor shall deliver to Grantee a renewal Policy in form satisfactory to Grantee. If the Grantor has a blanket Policy in force providing coverage for several properties of the Grantor, including the Property, Grantor will deliver to Grantee a certified copy of such blanket Policy; which original Policy (i) is written by a carrier or carriers acceptable to Grantee, (ii) insures against the risks set forth hereinabove, (iii) cannot be amended, modified or cancelled without thirty (30) days prior written notice to Grantee, and (iv) is in amounts satisfactory to Grantee.

          (d) Assignment of Policy. If the Property or any part thereof is sold at a foreclosure sale or if Grantee shall acquire title to the Property or any part thereof, Grantee shall have all of the right, title and interest of Grantor in and to any Policies and the unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

          (e) Other Insurance. Grantor shall obtain such other insurance coverage (and in such form) as Grantee shall from time to time reasonably require, including, without limitation, earthquake, and/or hurricane insurance.

          (f) Notice of Damage or Destruction; Adjusting Loss. If the Property or any part thereof shall be damaged or destroyed by fire or other casualty, Grantor will promptly give written notice thereof to the insurance carrier and Grantee, and will not adjust any damage or loss unless Grantee shall have joined in such adjustment, Grantee or Trustee, acting jointly or severally, may make proof of loss, adjust and compromise any claim under the Policies and appear in and prosecute any action arising from such Policies. In connection therewith, Grantor does hereby irrevocably authorize, empower and appoint Grantee and Trustee (acting jointly or severally) as attorney-in-fact for Grantor (which appointment is coupled with an interest) to do any and all of the foregoing in the name and on behalf of Grantor.

          (g) Amounts of Insurance. Unless specified to the contrary herein, all insurance shall be in such amount or amounts acceptable to Grantee.

          2.04  Indemnification.  Protect,  indemnify  and save harmless Trustee
                ----------------
and Grantee from and against any liability, obligation, claim, damage, penalty, cause of action, cost and expense (including without limitation reasonable attorneys' fees and expenses), imposed upon, incurred by or asserted against Grantee or Trustee by reason of (a) ownership or use of the Property or any interest therein; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on any adjoining sidewalks, curbs, adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Property or any part thereof or on any adjoining sidewalks, curbs, adjacent parking areas, streets or ways; (d) any failure on the part of Grantor to perform or comply with any of the terms of this Deed of Trust; or (e) performance of any labor or services or the furbishing of any materials or other property in respect of the Property or any part thereof, provided, however, and notwithstanding the foregoing, Grantor shall not be required to indemnify Grantee for any loss, cost or expense if said loss, cost or expenses arises from or relates to Grantor's or Trustee's gross negligence or willful misconductAny amounts payable to Grantee by reason of the application of this Section shall become immediately due and payable and shall bear interest at a per annum rate of interest equal to the highest rate of interest provided for after a default under the terms of the Obligations (the "Default Rate"). The obligations of Grantor under this Section shall survive any termination or satisfaction of this Deed of Trust.

     2.05  Hazardous  Waste.

Grantor represents and warrants to Grantee that except as otherwise set forth in that certain Phase I Environmental Site Assessment Update dated as of June 12, 1998, prepared by ATC Associates, Inc., together with all attachments thereto (the "Phase I Report"):

          (a) The Premises are free from any Hazardous Materials (as defined below) and that the Premises are not in material violation of any laws, regulations or orders concerning Hazardous Materials.

          (b) The Premises are not listed or proposed for listing or, to our knowledge, threatened to be listed on the National Priorities List by the Environmental Protection Agency or on any registry or list maintained by any state or local agency, department or entity regarding Hazardous Materials, and that there have been no discussions between Grantor or its agents, employees or attorneys and state, federal or local officials concerning the possibility of such listings.

          (c) Except as otherwise set forth in the Phase I Report, there has been no storage, disposal, discharge, deposit, injection, dumping, leaking, spilling, placing or escape of any Hazardous Materials on, in, under or from the Premises. Grantor agrees that it will not permit the illegal storage, disposal, discharge, deposit, injection, dumping, leaking, spilling, placing or escape of any Hazardous Material on, in or around the Premises now or at any future time so long as any portion of the Obligations remains unpaid or unsatisfied.

          (d) Grantor shall materially comply with any and all laws, regulations or orders with respect to the discharge and removal of Hazardous Material, shall pay when due the cost of removal of any such Hazardous Material, and shall keep the Premises free of any lien imposed pursuant to such laws, regulations or orders. In the event Grantor fails to do so, after written notice to Grantor and opportunity to cure in compliance with Section 4.01, Grantee may either declare this Deed of Trust to be in default and/or cause the Premises to be freed from the Hazardous Materials. Grantor shall give to Grantee and its agents and its employees access to the Premises and hereby specifically grants to Grantee a license to remove the Hazardous Materials if Grantor shall so choose but Grantee shall not be obligated to do so. Except where caused the gross negligence or willful misconduct of Grantee, Grantor (jointly and severally if there is more than one party constituting Grantor) shall indemnify Grantee and hold it harmless from and against all loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Grantee may incur as a result of or in connection with the assertion against Grantor or Trustee of any claim relating to the presence or removal of any Hazardous Material or contaminant referred to in this Section 2.05, or compliance with any federal, state or local regulations relating thereto.

          (e) As used herein, the term "Hazardous Material" shall mean any asbestos, asbestos containing material (as defined in 29 C.F.R. 1910.1001
(b)). flammable substances, explosives, radioactive materials, PCB-laden oil, hazardous materials, pollutants, contaminates, toxic substances, pollution or related materials from time to time specified as such in, or regulated under any federal, state or local laws, ordinances, rules, regulations or policies governing use, spillage, leakage, dumping, storage, treatment, transportation, manufacturer, refinement, handling, production or disposal of any hazardous substance (as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601(14) as amended from time to time, and the regulations promulgated thereunder), or any hazardous waste (as defined in the Resource Conservation and Recovery Act of 1976 42 U.S.C. 6903(5), as amended from time to time, and the regulations promulgated thereunder), petroleum (including crude oil or any fraction thereof), and natural gas or synthetic gas, including mixtures thereof and whether liquified or not.

     2.06  Condition  of Property. Keep the Property, and every part thereof, in
           -----------------------
good repair and condition appropriate for property and buildings of like construction, materials and use, without any liability of Trustee or Grantee to any person for damage for failure to repair or for any other cause. Grantor agrees (a) upon damage or destruction of the Property or any part thereof by fire or other casualty, to restore promptly, repair, replace or rebuild the Property that is damaged or destroyed to the condition it was in immediately prior to such damage or destruction, whether or not any insurance proceeds are available or sufficient for such purposes; and (b) not to remove from the Premises any of the Improvements thereon unless the same is immediately replaced with items of at least equal value and utility, and this Deed of Trust shall become a valid first lien on such property.

     2.07  Use of Property. Not to use or permit to be used the Property, or any
           ----------------
part thereof, in any manner inconsistent with the rights of Trustee, or Grantee hereunder, or in violation of the provisions of any insurance policy or any rules or regulations of insurance underwriters, and in the use of said Property will comply with, or cause to be complied with, all valid laws, ordinances, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body, officer or department applicable to the Property or to the uses and purposes thereof, and will maintain and use the Property in full compliance therewith and in condition requisite thereunto.

     2.08  Sums  Due  Grantor.  In  the  event  any  part of the Property or any
           -------------------
Improvements shall be destroyed or damaged by any party or from any cause whereby Grantor becomes entitled to indemnity therefor from any third person or persons, Grantor, for the considerations herein named, does hereby sell, assign and transfer to Trustee all of such sum or sums so due from any such third person or persons, and Trustee is hereby authorized to receive, collect and sue for the same, and Grantor hereby authorizes and directs that such sum or sums be paid to Trustee upon presentation of a duly certified copy hereof. Any and all sums received by Trustee hereunder, after deducting therefrom the reasonable charge or expenses paid or incurred in connection with the collection and disbursement of said moneys, may be used and applied at the option of Grantee either for the purpose of paying the cost of repair, restoration or replacement of the mortgaged property damaged or destroyed, or applied to the prepayment, or partial prepayment of the installments of the Obligations. Notwithstanding the provisions of this Section and provided that no Event of Default shall then exist, Grantor may retain the proceeds from any indemnified damage or destruction for purposes of repair or replacement in such manner as Grantor shall determine.

     2.09  Taxes.  If Grantor shall fail to pay, as the same comes due, any tax,
           ------
assessment, lien or other charge against the Property, or any part thereof, or fails to keep and perform any of the covenants and conditions herein contained, Trustee or Grantee, shall be privileged, but shall not be obligated, to pay such tax, assessment, lien, rent or other charge, or to redeem such Property from any sale or foreclosure for taxes or assessments or liens, and may effect and pay such insurance, pay any such obligations and make such other disbursements as are necessary or advisable in the opinion of Trustee, or Grantee, to cure any such default of Grantor hereunder, or to protect the lien or the rights of Trustee and Grantee hereunder; any and all such sums of money advanced for such purposes, or any of them, by Trustee, or Grantee, shall be deemed an additional principal sum secured by this Deed of Trust and shall be payable on demand with interest at the Default Rate from the time so advanced; provided, however, nothing herein contained shall be construed as requiring Trustee, or Grantee, to advance or expend money for any of the purposes aforesaid. Nothing contained herein shall prevent Grantor from contesting any tax, assessment, lien or other charge against the Property if Grantor in good faith believes that such tax, assessment, lien or other charge is inaccurate.

     2.10  Year 2000 Review. The Borrower and its subsidiaries have reviewed the
           -----------------
areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower and its subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, the Borrower believes that the "Year 2000 Problem" will not have a material adverse effect on the Borrower. From time to time, at the request of the Bank, the Borrower and its subsidiaries shall provide to the Bank such updated information or documentation as is requested regarding the status of their efforts to address the Year 2000 problem.

SECTION  3.  ASSIGNMENT  OF  LEASES,  RENTS  AND  OTHER  INCOME.
----------------------------------------------------------------

     3.01  Assignment. Grantor irrevocably assigns to Grantee the rents, income,
           -----------
issues and profits of the Property for the purposes and upon the terms and conditions set forth below. This assignment shall not impose upon the Grantee any duty to produce rents from the Property or cause Grantee to be (a) "Mortgagee-in-Possession" for any purpose; (b) responsible for performing any of the obligations of the lessor under any lease; or (c) responsible for any waste committed with respect to the management, upkeep, repair or control of the Property. This is an absolute assignment, not an assignment for security only, and the Grantee's right to rents, issues and profits is not contingent upon, and may be exercised without, possession of the Property. No collection by Grantor or the Grantee of rents or other items pursuant to this Section 3 or otherwise shall cure or waive any default by Grantor.

     3.02 License. The Grantee confers upon Grantor a license (the "License") to
          --------
collect and retain the rents, income, issues and profits of the Property as they become due and payable, until the occurrence of an "Event of Default" as hereinafter defined. Upon an Event of Default, the License shall be automatically revoked and the Grantee may collect and retain the rents, issues, income and profits without notice and without taking possession of the Property. This right to collect rents, issues, income and profits shall not grant to the Grantee or the Trustee the right to possession, except as provided below. Neither such right nor termination of the License shall impose upon the Grantee or the Trustee the duty to produce rents, issues, income or profits or to maintain all or any part of the Property.

     3.03  Advance Rents; Consent of Grantee. Grantor will not cancel any of the
           ----------------------------------
leases now or hereafter assigned to Grantee pursuant hereto, nor terminate or accept a surrender thereof or reduce the payment of rent thereunder or accept any prepayment of rent (except any amount which may be required to be prepaid for a period of not more than one month by the terms of any such lease) without first obtaining the written consent of Grantee on each occasion, which consent shall not be unreasonably withheld or delayed. No such lease shall be allowed by Grantor to be merged into the fee simple estate of Grantor. Grantor will perform all of its obligations as lessor under all of the leases


     3.04  Application  of Rents. The Grantee, in its sole discretion, may apply
           ----------------------
or require the application of any rents, issues, income or profits collected to the payment of any one or more of the Obligations in such order as the Grantee may elect.

SECTION  4.  EVENTS  OF  DEFAULT.
---------------------------------

     4.01 Events Of Default. It is expressly provided and agreed by Grantor that
          ------------------
the occurrence of any one or more of the following events is hereby defined as (and each of which shall be) an "Event of Default":

     (a) If default shall be made in the payment of any of the Obligations as and when the same shall become due and payable;

     (b) If an "Event of Default" or default shall occur as defined or pursuant to any agreement evidencing or securing the Obligations including the Note shall occur and any applicable cure period has expired, or;

     (c)  With  respect  to  Sections  1.01, 1.02, 1.03, 1.04, 1.05, 1.06, 1.07,
1.08, 2.02, and 2.05 (a)-(c), if any warranty of Grantor contained herein shall prove to be in any material respect incorrect or if there shall be any breach of any representation, covenant, agreement or terms hereof, or;

     (d) If any other warranty of Grantor contained herein shall prove to be in any material respect incorrect or if there shall be any breach of any other representation, covenant, agreement or terms hereof and Grantee has not cured the same within thirty (30) days after receipt of written notice thereof, or if said cure cannot reasonably be completed within said thirty (30) day period then such additional time as is necessary provided Grantor diligently pursues such cure to completion.

SECTION  5.  REMEDIES  UPON  DEFAULT.
-------------------------------------

     Upon the happening of any Event of Default, Grantee may declare the entire unpaid balance of principal and the accrued interest on the Obligations, and all other sums secured by this Deed of Trust, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, to be forthwith due and payable, whereupon the same shall become immediately due and payable, and Grantee may enforce payment of all obligations owed to Grantee, and exercise any and all other rights and remedies granted to it and the Trustee under any agreements evidencing the Obligations and/or under any applicable law, including any one or more of the following:

     5.01 Possession. Upon demand of Trustee or Grantee, Grantor shall forthwith
          -----------
surrender to Trustee the actual possession of the Property and it shall be lawful (whether or not Grantor has so surrendered possession) for Trustee, either personally or by agents or attorneys, forthwith to enter into or upon the Property and to exclude Grantor, the agents and servants of Grantor, and all parties claiming by, through or under Grantor, wholly therefrom. Trustee shall be solely and exclusively entitled to possession of said Property and every part thereof, and to use, operate, manage and control the same, either personally or by managers, agents, servants or attorneys, for the benefit of Grantee, to the fullest extent authorized by law; and upon every such entry, the Trustee may, from time to time, at the expense of the Property and every part thereof, make all necessary and proper repairs and replacements thereto and thereon, as the Trustee may deem judicious.

     5.02 Rents and Income. In addition to all other rights provided for herein,
          -----------------
the Trustee or Grantee, without notice to Grantor, may make demand for and collect and receive all rents and income from the Property, including rents and income accrued but unpaid prior to the date of such default, and the receipt of Trustee or Grantee therefor shall be binding on Grantor with respect to the amount so paid. All sums of money received by Trustee or Grantee from rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Obligations, or applied to remedy any default hereunder as Grantee may direct. Any lessee or sublessee of the Property, or any part thereof, shall be fully protected in relying and acting upon the written statement of Grantee to the effect that this Deed of Trust is in default and that Trustee or Grantee is entitled to receive the rents and income hereunder, notwithstanding any notice to or knowledge of said lessee or sublessee to the contrary. Such lessee or sublessee shall have no duty to determine that any sum paid to Trustee or Grantee hereunder is properly applied by Trustee or Grantee.

     5.03  Sale  of  Property.  (a)  Trustee,  at  the request of Grantee, shall
           -------------------
proceed to sell, either by himself or by agent or attorney, the Property or any part thereof at public venue or outcry to the highest bidder for cash at such time and place and upon such terms as it shall deem expedient, or as may be required by applicable law after first giving notice as now required by applicable law. Upon such sale Trustee shall receive the proceeds of such sale or sales and shall execute and deliver deed or deeds or other instruments of conveyance, assignment and transfer to the Property sold, to the purchaser or purchasers thereof.

     (b) Upon such sale or sales made by Trustee under the power herein granted, or upon any sale or sales under or by virtue of any judicial proceedings: (i) the whole of the Property, real, personal and mixed, may be sold in one parcel as an entirety, or the Property may be sold in separate parcels as may be determined by Trustee in his discretion; (ii) any deed or other instrument of conveyance, assignment or transfer made and delivered by Trustee in pursuance of the powers granted and conferred herein, and all recitals therein contained shall be prima facie evidence of the facts therein set forth; (iii) any such sale or sales shall operate to divest Grantor of all right, title, interest, claim and demand, either at law or in equity, under statute or otherwise, in and to the Property and every part thereof so sold and shall be a perpetual bar, both in law or equity, against Grantor and any and all persons claiming or to claim from, through or under Grantor; and (iv) at any such sale or sales Grantee may bid for and purchase the Property or any part thereof and may make payment therefor by credits against the Obligations.

     5.04  Foreclosure.  (a)  Trustee  may proceed by suit or suits at law or in
           ------------
equity, as Trustee may be advised by counsel, to enforce the payment of the Obligations or to foreclose this Deed of Trust. In such event, Trustee shall be entitled to a reasonable fee for his services and the services of his attorneys and agents, and for all expenses, costs and outlays. Upon or at any time after the filing of any suit to foreclose the lien hereof, Trustee shall be entitled as a matter of right to the appointment of a receiver of the Property, either before or after sale, without notice and without regard to the solvency or insolvency of Grantor at the time of the application for such receiver, and without regard to the then value of the Property. Trustee, or Grantee, may be appointed as such receiver. Such receiver shall have full power to collect the rents, issues and profits from the Property and all other powers necessary or incidental for the protection, possession, control, management and operation of the Property.

     (b) Upon any foreclosure or sale of the Property, or any part thereof, the proceeds of such sale or sales shall be applied as follows: First, to the cost and expense of executing this trust, including reasonable compensation of Trustee and reasonable attorney's fees, outlays for documentary stamps, cost of procuring title certificates, continuing abstracts, title searches or examinations reasonably necessary or proper; Second, to the payment of any and all advances made by Trustee or Grantee, with interest thereon as hereinabove provided; Third, to the payment of the balance of the Obligations, with interest thereon as therein provided and in such order as Grantee shall elect; and Fourth, any surplus thereafter shall be paid to Grantor or to whomever shall be lawfully entitled thereto; provided that in the event the net proceeds of such sale or sales shall not be sufficient to pay in full the indebtedness hereby secured, Grantor hereby promises and agrees to pay any deficiency thereon on demand.

     (c) Each time it shall become necessary to insert an advertisement of foreclosure, and sale is not had, Trustee shall be entitled to receive the sum of One Hundred Dollars ($100.00) for services and the amount of all advertising charges from Grantor, all of which shall be further secured hereby.

     5.05 Remedies Not Exclusive. No remedy herein conferred upon or reserved to
          -----------------------
Trustee or Grantee is intended to be exclusive of any other remedy, but every remedy herein provided shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, or by statute; and every power and remedy given by this Deed of Trust to Trustee or to Grantee may be exercised from time to time and as often as may be deemed expedient. No delay or omission by Trustee or by Grantee to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any default or an acquiescence therein. In case Trustee shall have proceeded to enforce any right under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned because of waiver or for any other reason, or shall have been determined adversely, then, and in such and every such case, Grantor and Trustee shall severally and respectively be restored to their former positions and rights hereunder in respect of the Property, and all rights, remedies and powers of Trustee shall continue as though no such proceedings had been taken. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

SECTION  6.  GENERAL  PROVISIONS.
---------------------------------

     6.01  R.S.Mo.  443.055.  Grantor  acknowledges and agrees that this Deed of
           -----------------
Trust is to be governed by Section 443.055 of the Revised Statutes of Missouri and the total principal amount of the obligations which may be secured hereby shall not be limited to the face amount specified on the first page hereof to the extent permitted under said Section 443.055. Notwithstanding anything to the contrary, Grantee shall have no obligation to make any advances which would not be secured hereby or enjoy the same priority granted other advances secured hereby pursuant to said Section 443.055.

     6.02  Trustee.  The Trustee may resign at any time by written instrument to
           --------
that effect delivered to Grantee. Grantee shall be entitled to remove, at any time or from time to time without cause, the Trustee. In case of the death, removal, resignation, refusal to act, or the inability to act of the Trustee, Grantee shall be entitled to select and appoint a successor trustee hereunder by an instrument duly executed, acknowledged and recorded in the manner and form for conveyances of real estate as provided by applicable law, and any such successor trustee shall thereupon succeed as trustee hereunder and to all of the rights, powers, duties, obligations, and estate of Trustee as if specifically named herein, provided no defect or irregularity in the resignation or removal of Trustee or in the appointment of a successor trustee or in the execution and recording of such instrument shall affect the validity of said resignation, removal, or appointment or any act or thing done by such successor trustee pursuant thereto. It is agreed that Trustee and any successor trustee shall not be disqualified from acting as Trustee hereunder or from performing any of the duties of Trustee, or from exercising the rights, powers and remedies herein granted, by reason of the fact that Trustee is an officer, employee or stockholder of or attorney for the Grantee, or is interested, directly or indirectly, as the holder of the Obligations hereby secured, Grantor hereby expressly consenting to Trustee and any successor trustee acting as Trustee irrespective of the fact that Trustee might be otherwise disqualified for any of the foregoing reasons, and that any interest which Trustee or any successor shall have or may acquire in the obligation hereby secured, or the premises and property hereby conveyed, shall neither interfere with nor prevent his acting as Trustee or from purchasing the Property at said sale or sales, and all parties waive any objection to Trustee having or acquiring any such interest in the obligations or property aforesaid and continuing to act as Trustee. Trustee covenants faithfully to perform and fulfill the trust herein created, being liable, however, only for willful misconduct.

     6.03  Liens. No lien provided for by the statutes of the State of Missouri,
           ------
in force at any time while the lien hereof exists, in favor of any person who furnished labor or materials in the erection or repair of any Improvements now or hereafter on the Property, shall attach to the Property, except as subject and subordinate to the lien of this instrument, and any person dealing with said Property after the recording of this instrument is hereby charged with notice of and consent to this stipulation, and with a waiver of any lien except as subject and subordinate hereto.

     6.04  Taxation. In the event of the passage, after the date of this Deed of
           ---------
Trust, of any law of the State of Missouri deducting from the value of land for the purpose of taxation any lien thereon or changing in any way the laws now in force for the taxation of mortgages or deeds of trust for state or local purposes or the manner of collection of such tax so as to make it obligatory upon the Trustee or Grantee to pay such tax, or if any such tax is imposed under any existing law then the whole of the principal sum secured hereby, together with accrued interest thereon shall, at the option of the Grantee, become due and payable, and the Grantee shall have the right to foreclose immediately this Deed of Trust, unless said Grantor shall pay such tax or charge in full forthwith upon demand. Grantor agrees to pay any such tax or charge; provided, however, that should the payment of such tax or charge result in usury, then only such portion of such tax or charge shall be paid by the Grantor as will not amount to an exaction of interest in excess of the highest rate permitted by law, and provided further that if only part of the tax or charge can lawfully be paid, then Grantee shall retain the right to declare the entire outstanding balance owed under the Obligations immediately due and payable.

     6.05  Covenants to Run with the Land. Every covenant, agreement, condition,
           -------------------------------
promise and undertaking herein, of said Grantor, shall run with the Premises, is a condition upon which the loan secured hereby was made, and is of the essence of this instrument, and any breach of any covenant, agreement, condition, promise or undertaking shall be deemed a material breach going to the substance hereof.

     6.06  Gender  and  Number. Whenever used, the singular number shall include
           --------------------
the plural, the plural the singular and the use of any gender shall include all genders. If there is more than one Grantor, all obligations of this Deed of Trust shall be joint and several.

     6.07  Security  Agreement.  This  instrument  is  intended to be a security
           --------------------
agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Grantor hereby grants Grantee a security interest in said items. Grantor agrees that Grantee may file this Deed of Trust, or a reproduction or summary hereof, in the real estate records, personal property index, or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Deed of Trust or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Grantor agrees to execute and deliver to Grantee, upon Grantee's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Deed of Trust in such form as Grantee may require to perfect a security interest with respect to said items. Grantor shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Grantee may reasonably require. Without the prior written consent of Grantee, Grantor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon the occurrence of an Event of Default, Grantee shall have the remedies of a secured party under the Uniform Commercial Code and, at Grantee's option, may also invoke the remedies as otherwise provided in this Deed of Trust. In exercising any of said remedies, Grantee may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Grantee's remedies under the Uniform Commercial Code or of the remedies otherwise provided in this Deed of Trust.

     6.08  Successors,  Endorsees  and  Transferees.  This Deed of Trust and all
           -----------------------------------------
provisions hereof shall extend to and be binding upon Grantor, its successors and assigns and all parties claiming by, through or under Grantor. The term "Grantee," shall be deemed to mean and include the endorsee(s), transferee(s) of the holders at any time of any of the Obligations, and the successor or successors and assigns of said Grantee; and the covenants and agreements shall bind and inure to the benefit of the successors and assigns of Grantor and the endorsee(s), transferee(s), assignee(s) and successors of Grantee.

     6.09  Severability.  In  the  event any part, portion or provisions of this
           -------------
Deed of Trust shall for any reason be illegal, invalid or unenforceable, then such part, portion or provision thereof shall be held to apply only to the extent it is legal, valid and enforceable and such remaining portion thereof shall remain in full force and effect, the same as if such part, portion or provision thereof declared illegal, invalid or unenforceable had not been a part thereof.

     6.10  Notice.  All  notices,  demand  or  documents  which  are required or
           -------
permitted to be given or served hereunder shall be in writing and shall be deemed given when hand delivered or sent by certified mail return receipt requested addressed to the Grantor, Trustee or Grantee, at the addresses specified in the first paragraph of this Deed of Trust. The date of mailing shall be the date of giving of such notice regardless of whether the notice is actually received. Such addresses may be changed from time to time by any party by serving notice as herein provided.

     6.11 Possession of Property. Until an Event of Default shall occur, Grantor
          -----------------------
shall be entitled to remain in possession of the Property, and if Grantor shall well and truly pay or cause to be paid the Obligations with interest thereon, and the other obligations hereby secured as and when the same shall become due and payable under the terms thereof, then this Deed of Trust shall cease and become null void and the Property hereinbefore conveyed shall be released without recourse or warranty at the cost of Grantor.

     6.12  Condemnation.  (a)  Grantor hereby irrevocably assigns to Trustee any
           -------------
award or payment which may become payable by reason of any taking of the Property, or any part thereof, whether directly or indirectly, temporarily or permanently, in or by condemnation or other eminent domain proceedings (a "Taking"). Immediately upon receipt by Grantor of notice of the institution of any proceeding or negotiations for a Taking, Grantor shall give notice thereof to Trustee. Trustee may appear in any such proceedings and participate in any such negotiations and may be represented by counsel. Grantor, notwithstanding that Trustee may not be a party to any such proceeding, will promptly give to Grantee copies of all notices, pleadings, judgments, determinations and other papers received by Grantor therein. Notwithstanding anything herein to the contrary, the Trustee shall have the right, at any time, by an instrument in writing executed and delivered to Grantor, to direct the method of conducting all proceedings for a Taking; provided that such direction shall not be otherwise than in accordance with the provisions of law. Grantor will not enter into any agreement permitting or consenting to the taking of the Property, or any part thereof, or providing for the conveyance thereof in lieu of condemnation, with anyone authorized to acquire the same in condemnation or by eminent domain unless Grantee shall first have consented thereto in writing. All awards payable as a result of a Taking shall be paid to Trustee, who may, at his option, apply them, after first deducting Trustee's expenses incurred in the collection thereof, to the payment of the debt secured hereby, whether or not due and in such order of application as Trustee may determine, or to the repair, replacement, rebuilding or restoration of the Property in such manner as Trustee may determine.

     (b) If the Taking involves a taking of any building or other Improvement now or hereafter located on the Premises, Grantor shall promptly proceed, with reasonable diligence, to demolish and remove any ruins and complete repair, replacement, rebuilding or restoration of the Property to its respective size, type, value and character immediately prior to the Taking, whether or not the condemnation awards are available or adequate to complete such repair, replacement, rebuilding or restoration; provided, however, that if Trustee shall apply the entire condemnation award to payment of the debt secured hereby, Grantor shall have the option, in lieu of completing such repair, replacement, rebuilding or restoration, to pay in full the Obligations according to the terms thereof and this Deed of Trust. Grantor shall promptly reimburse Trustee upon demand for all of Trustee's expenses (including reasonable attorney's fees) incurred in the collection of awards and their disbursement in accordance with this Section, and all such expenses, together with interest from the date of disbursement at the Default Rate, shall be additional amounts secured by this Deed of Trust. Grantor shall certify to Trustee and shall provide adequate evidence satisfactory to Trustee that the Property has been put in a state of repair and equivalent to or better than that existing prior to such Taking.

     6.13  Failure  to  Perform.  In  the  event  Grantor shall fail to keep and
           ---------------------
perform any covenant, agreement, condition, promise or undertaking herein contained, then Grantee may, at its option, (a) pay any delinquent tax or other assessment, or purchase any tax title obtained or that shall be obtained thereon; (b) pay or compromise any and all suits or claims for liens or any other claims that may be made against the Property; (c) make repairs upon the Property; (d) pay any other expenses necessary to the management of the Property; or (e) pay insurance premiums on policies covering the Property; and Grantor further covenants and agrees to repay forthwith, on demand, all moneys paid for any such purpose and any other moneys advanced by Grantee to protect the lien of this Deed of Trust, with interest thereon from the date of the payment at the Default Rate, and all such moneys shall, if not otherwise repaid, become so much additional indebtedness secured by this Deed of Trust and be included in any decree foreclosing this Deed of Trust and shall be paid out of the proceeds of sale of the Property. It shall not be obligatory upon Grantee to inquire into the validity of any such tax deed, or of sale or of forfeitures therefor, or claims of liens or claims affecting the Property before advancing money in that behalf, as herein authorized, but nothing herein contained shall be construed as requiring the Grantee to advance or expend any moneys for any purpose aforesaid nor shall any such payments or advancements be construed so as to in any way limit or impair the right of Grantee to avail itself of such default by taking such action at law or in equity as it may deem necessary or advisable to enforce the security hereby given it.

     6.14  Fees  and  Expenses.  Grantor agrees to pay all costs associated with
           --------------------
closing, amending or modifying the transaction contemplated hereby, including but not limited to Grantee's legal fees, the cost of recording all instruments, the cost of preparing all surveys, inspections (including any environmental audit) and appraisals, and all title company charges and any mortgage taxes of any kind that are now or hereafter due in connection with recording this Deed of Trust. All fees, costs and expenses allowable pursuant to the provisions hereof shall be additional indebtedness secured hereby and shall be a charge upon said Property and shall constitute a lien thereon prior and paramount to the Obligations and debt secured hereby, and shall be provided for in any judgment or decree entered in any such proceedings. There shall be included in any decree foreclosing the lien of this Deed of Trust and be paid out of the proceeds of any sale made in pursuance of any such decree in the following order: (a) all costs of such suit or suits, advertising, sale and conveyance, reasonable attorneys' fees of attorneys for Grantee and Trustee, stenographers' fees, outlays for documentary evidence and costs of abstract and examination of title, title opinions and title guaranty policies; (b) all moneys advanced by Grantee for any purpose authorized herein, with interest on such advances at the Default Rate; (c) all the accrued interest remaining unpaid on the indebtedness hereby secured; (d) all amounts under the Obligations at such times remaining unpaid. The remaining proceeds of the sale, if any, shall then be paid to Grantor or to whomever shall be lawfully entitled. In case, after legal proceedings are instituted to foreclose the lien of this Deed of Trust, tender is made of the entire indebtedness due hereunder, Grantee and Trustee shall be entitled to reimbursement for expenses incurred in connection with such legal proceedings, including such expenditures as are enumerated above, and such expenses shall be so much additional indebtedness secured by this Deed of Trust, and no such suit or proceedings shall be dismissed or otherwise disposed of until such fees, expenses and charges shall have been paid in full.

     6.15  Power  of  Attorney.  Grantor  grants  to  Trustee  and  Grantee  an
           --------------------
irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Grantee or Trustee at law and in equity and pursuant to this Deed of Trust.

     6.16  Further  Acts.  Grantor  will,  at  the  cost of Grantor, and without
           --------------
expense to Grantee or Trustee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Grantee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Grantee the Property and rights hereby mortgaged, given, granted, bargained, sold, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Trustee or Grantee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver and hereby authorizes Grantee to execute in the name of Grantor or without the signature of Grantor to the extent Grantee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Property. Grantee agrees that, upon the reasonable advance written request of Grantor pursuant to a Grantor's refinancing of outstanding debt with Foothill Capital Corporation, it shall execute an Intercreditor Agreement, which shall be mutually acceptable in form to the parties thereto and which shall contain such terms as are customary with respect to real estate and other assets.

     6.17  Actions  and  Proceedings. Grantee or Trustee shall have the right to
           --------------------------
appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Grantor, which Grantee or Trustee, in its or his sole discretion, decides should be brought to protect Grantee's interest in the Property. Grantee shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the debt secured hereby, or additional money advanced hereby, and any such subrogation rights shall constitute additional security for the payment of such debt.

     6.18  Counterparts.  This  Deed  of  Trust may be executed in any number of
           -------------
counterparts, each of which shall be deemed an original, and said counterparts shall be deemed to constitute but one and the same instrument, which instrument may be sufficiently evidenced by any one counterpart.

     6.19  Amendment.  This Deed of Trust may not be modified, amended, changed,
           ----------
discharged or terminated orally, but only in writing signed by the person against whom the enforcement of the modification, amendment, change, discharge or termination is sought.

     6.20  Filing  of  Deed  of  Trust. Grantor forthwith upon the execution and
           ----------------------------
delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, any financing statements, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed or refiled, registered or re-registered or recorded or re-recorded in such manner and in such places as may be required under any present or future law in order to publish notice of and protect fully the lien or security interest hereof upon, and the interest of Grantee in the Property.

     6.21  Recovery  of  Sums  Required To Be Paid. Grantee shall have the right
           ----------------------------------------
from time to time to take action to recover any sum or sums which constitute a part of the debt secured hereby as the same become due, without regard to whether or not the balance of such debt shall be due, and without prejudice to the right of Grantee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.

     6.22  Estoppel  Certificates.  Grantor,  upon  request  of  Grantee,  shall
           -----------------------
certify, by a writing duly acknowledged to Grantee or to anyone else whom Grantee shall designate, the amount of principal and interest then owing on the Obligations, whether any offsets or defenses exist against the Obligations, the name and address of any lessees of the Property or any part thereof together with the terms of their respective leases, the rents payable thereunder and whether any default exists under said leases. Such certificates shall be executed by Grantor and any lessees, if requested by Grantee, and delivered to the Grantee with ten (10) days of such request.

     6.23  Documentary  Stamps. If at any time the United States of America, any
           --------------------
State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Obligations or this Deed of Trust or any other Loan Document, or impose any other tax or charge on the same, Grantor will pay the same.

     6.24  Uniform  Commercial  Code  Financing  Statement.  This  Deed of Trust
           ------------------------------------------------
constitutes a financing statement filed as a fixture filing under the Uniform Commercial Code in the real estate records of the county in which the Property is located with respect to any and all fixtures included within the term "Property" and with respect to any goods or other personal property that may now be or hereafter become such a fixture.

     6.25  References;  Headings  for  Convenience.  Unless  otherwise specified
           ----------------------------------------
herein, all references herein to section numbers refer to section numbers of this Deed of Trust, and all references to Exhibit A refer respectively to the annexed Exhibit A which is incorporated herein by this reference. Headings contained herein are for the convenience of the parties hereto and are not to be considered in the construction or interpretation of this Deed of Trust.

     6.26  Governing  Law.  This  Deed  of Trust shall be governed and construed
           ---------------
according  to  the  internal  laws  of  the  State  of  Missouri.

     6.27 Waiver of Jury Trial. GRANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY
          ---------------------
(WHICH THE GRANTEE AND TRUSTEE ALSO WAIVE) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OBLIGATIONS, THE PROPERTY OR THE GRANTEE OR TRUSTEE'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

IN WITNESS WHEREOF, the parties hereto have executed this Deed of Trust as of the day and year first above written.

                         Grantor:

                         ALLIED  HEALTH  PRODUCTS,  INC.

                         By:  /S/  Uma  Nandan  Aggarwal
                         -------------------------------
                                   Uma  Nandan  Aggarwal
                                   Chief  Executive  Officer  and  President


                         Trustee:

                         By:  /S/  Joseph  F.  Hipskind  Jr.
                         -----------------------------------
                                   Joseph  F.  Hipskind  Jr.,  as  Trustee

                         Grantee:

                         LASALLE  NATIONAL  BANK


                         By:  /S/  Andrew  K.  Dawson
                         ----------------------------
                                   Andrew  K.  Dawson
                                   Vice  President

STATE  OF  MISSOURI     )
                        )  SS.
                        )

     On this 6th day of August, 1998, before me appeared Uma Nandan Aggarwal, to
             ---
me
personally known, who, being by me duly sworn did say that he is the Chief Executive Officer and
President of Allied Healthcare Products, Inc., a Delaware corporation, and acknowledged this instrument to be signed on behalf of said corporation as the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the county and State aforesaid, the day and year first
                              ------
above  written.

                              /s/  Anne  Taylor  Proffer
                              --------------------------
                              Notary  Public

My  term  expires  3-30-2002
                   ---------

(Seal)

STATE  OF  MISSOURI     )
                        )  SS.
                        )

     On this 6th day of August, in the year 1998, before me, Anne Taylor Proffer
             ---                                             -------------------
Notary  Public  in  and  for said state, personally appeared Joseph F. Hipskind,
 .Ir., known to me to be the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes therein stated.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the county and State aforesaid, the day and year first
                              ------
above  written.

                              /s/  Anne  Taylor  Proffer
                              --------------------------
                              Notary  Public

My  term  expires  3-30-2002
                   ---------

(Seal)

STATE  OF  MISSOURI     )
                        )  SS.
                        )

     On this 6th day of August, 1998, before me appeared Andrew K. Dawson, to me personally known, who, being by me duly sworn did say that he is a Vice President of LaSalle National Bank and acknowledged this instrument to be signed on behalf of said Bank as the free act and deed of said Bank.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the County and State aforesaid, the day and year first above
                        ------
written.

                              /s/  Anne  Taylor  Proffer
                              --------------------------
                              Notary  Public

My  term  expires  3-30-2002
                   ---------

(Seal)

                                    EXHIBIT A

                                Legal Description
                                -----------------

A tract of land being part of Blocks 1, 2, 5, 6 and 11 of Mount St. Louis in Blocks 4029 and 4033 of the City of St. Louis, Missouri, and including that part of Northrup Avenue, 50.00 feet wide, vacated per Ordinance No. 47198, League Avenue, 50.00 feet wide, vacated per Ordinance No 47198 and Lilly Avenue, 50.00 feet wide, vacated per Ordinance No. 56033, No. 39950 and No. 54762 and all being more particularly described as follows;

Beginning at the intersection of the East line of Sublette Avenue, 50.00 feet wide, with the North line of Missouri Interstate Highway 1-44 as established by deed recorded in Book 8501 page 576 of the City of St. Louis Records; thence along said East line, North 00 degrees 00 minutes 00 seconds East a distance of
579.75 feet to the Southwest corner of a tract of land conveyed to Kaminski as recorded in Deed Book MI 061 page 179 of the City of St. Louis Records, said Southwest comer being distant South 196.40 feet from the South line of River Des Peres Drainage Works; thence along the South Line of said property, North 72 degrees 20 minutes 17 seconds East a distance of t 3.15 feet; thence continuing along said South line, South 89 degrees 57 minutes 17 seconds East a distance of
237.47 feet to the Southeast corner of said property; thence along the East line of said property, North 00 degrees 00 minutes 00 seconds East a distance of
75.80 feet; thence continuing along said line, North 72 degrees 20 minutes 17 seconds East a distance of 43.87 feet to the centerline of League Avenue, as vacated per City of St. Louis Ordinance No. 47198; thence along said centerline, North 00 degrees 00 minutes 00 seconds East a distance of 165.56 feet to a point in the South line of said River Des Peres Drainage Works, 150.00 feet wide; thence along said South line, North 77 degrees 59 minutes 29 seconds East, a distance of 543.11 feet; thence South 00 degrees 06 minutes 17 seconds West a distance of 238.69 feet to a point in the North line of Northrup Avenue, 50.00 feet wide; thence along said North line, South 89 degrees 45 minutes 31 seconds West a distance of 114.52 feet to the centerline of Lilly Avenue, as vacated per City of St. Louis Ordinance No. 56033; thence along said centerline, South 00 degrees 05 minutes 40 seconds West a distance of 621.58 feet to a point in said North line of Missouri Interstate Highway 1-44; thence along said North line, South 82 degrees 42 minutes 31 seconds West a distance of 712.81 feet to the Point of Beginning, according to survey made by Massmann Surveying, Project No. 298242 dated July 29, 1998.

                                   EXHIBIT "B"

All assessments and taxes for the year 1998 and all subsequent years for the City of St. Louis.
Relinquishment of direct access to Interstate Highway 1-44, according to instrument recorded in Book 8501 page 576.
Easements for utilities reserved by the City of St. Louis under the provisions of its Ordinance Number 56033, and Ordinance No. 47198.

Rights of the City of St. Louis to construct, reconstruct, replace and repair and maintain the existing sewers, sewer pipes, manholes and inlets, and appurtenances thereto, under provisions of Ordinance No. 47198, Section Two. Easement granted to Union Electric Company, according to instrument recorded in Book 8620 page 195.
Subject property lies within an area designated as blighted by the St. Louis City Ordinance No. 63234.

Encroachment of a wood fence, located on the Northwest part just East of Sublette, onto the adjoining property, encroachment of a fence, located in the Northwest corner into River Des Peres Drainage Works and encroachment of the concrete curb and concrete sign base over and onto Northrup Avenue as shown on Survey made by Massmann Surveying being project No. 298242 dated July 29, 1998.

                               INDEMNITY AGREEMENT

     THIS INDEMNITY AGREEMENT (the "Agreement") is made as of the 7th day of August, 1998, by Allied Healthcare Products, Inc., (the "Borrower") for the benefit of LaSalle National Bank, ("Lender").

                                   WITNESSETH:

     WHEREAS, Borrower has requested and Lender has agreed to make a loan to Borrower in the amount of Five Million and No/00 Dollars ($5,000,000) (the "Loan"), which Loan is evidenced by that certain Promissory Note in the original principal amount of Five Million and No/00 Dollars ($5,000,000) of even date herewith, as from time to time renewed, modified, amended or extended (the "Note"), executed by Borrower and payable to the order or Lender;

     WHEREAS, Borrower's obligations under the Note are secured in pan by a Deed of Trust, Assignment of Rents and Security Agreement as from time to time renewed, modified, amended or extended (the "Deed of Trust") from Borrower to Joseph F. Hipskind, Jr., Trustee, for the benefit of the Lender dated of even date with the Note, covering certain real property (including without limitation, the real property described in Exhibit A, attached hereto and incorporated herein) and personal property described therein (hereinafter collectively referred to as the "Property") (the foregoing documents and all other documents executed by Borrower in connection with or securing or evidencing the Loan are hereinafter collectively called the "Loan Documents"); and

     WHEREAS, as a condition to making the Loan, Lender requires Borrower to provide certain indemnities;

     WHEREAS, to induce Lender to make the Loan to Borrower, Borrower has agreed to provide this Agreement for Lender's benefit.

     NOW, THEREFORE, for and in consideration of the Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, by its acceptance of delivery hereof, and Borrower hereby agree as follow:

     1. Recitals. The foregoing recitals are incorporated into this Agreement by this reference.

     2.  Definitions. The following definitions shall apply for purposes of this
Agreement:

          (a) "Accessibility Laws" means any and all present and future applicable (i) federal, state and municipal laws, ordinances, rules and regulations and guidelines currently in existence or hereinafter enacted or rendered governing accessibility for the disabled or handicapped, including but not limited to The Architectural Barriers Act of 1968, The Rehabilitation Act of 1973, The Fair Housing Act of 1988 and The Americans With Disabilities Act of 1990, (ii) judicial or administrative interpretations thereof, including any judicial or administrative orders or judgments, and (iii) including but not limited to ordinances, codes, plans, injunctions, decrees, permits, demand letters, concessions, grants, franchises, licenses, agreements, notices, or other governmental restrictions, relating to the protection of the disabled or handicapped.

          (b) "Environmental Law" shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to any Hazardous Materials, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water, run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 9601 et seq.) ("CERCLA"); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. 6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C. 1801 et seq.) (iv) the Toxic Substances Control Act (15 U.S.C. 2601 et seq.); (v) the Clean Water Act (33 U.S.C. 1251 et seq.; (vi) the Clean Air Act 42 U.S.C. 7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C. 349; 42 U.S.C. 201 and 300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 (U.S.C. 4321); (ix) the Superfund Amendments and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.) ("SARA"); (x) Title III of the Superfund Amendments and Reauthorization Act (42 U.S.C. 11001 et seq.); (xi) the Missouri Hazardous Waste Management Law (Mo. Rev. Stat 260.350-260.434);
(xii) Missouri Abandoned or Uncontrolled Sites Law (Mo. Rev. Stat. 260.435-260.546); (xiii) Missouri Air Conversation Law (Mo. Rev. Stat. Chapter
643); (xiv) Missouri Clean Water Law (Mo. Rev. Stat. Chapter 644); and (xv) Missouri Underground Storage Tank Regulation (Mo. Rev. Stat. 319.100-319.137).

          (c) "Clean-Up" shall mean removal, containment, or remediation of any Environmental Activity which constitutes a violation of Environmental Laws in accordance with Environmental Laws and good commercial practices from the Property or surrounding areas.

          (d) "Hazardous Materials" shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law.

          (f) "Environmental Activity" means any actual, proposed, or threatened storage, spilling, leaking, pouring, pumping, dumping, holding, existence, release, emission, discharge, generation. injection, discarding, burying, abandoning, processing, abatement, treatment, removal, disposition. handling, transportation or other management of any Hazardous Material or any other activity or occurrence that causes or would cause any such event to exist.

          (g) "Indemnified Parties" shall mean Lender, Lender's successors and assigns, Lender's trustee under the Deed of Trust, if any, and Lender's parents, subsidiaries, and affiliates, each of their respective shareholders, directors, officers, employees and agents, and any financial institution that is the successor or assign of Lender and "Indemnified Party" shall mean any one of the Indemnified Parties.

          (h) "Regulatory Actions" mean any claim, action, proceeding brought or instigated by any governmental authority in connection with any Environmental Law or any Accessibility Law.

     3.  Representations  and  Warranties. Except as otherwise set forth in that
         ---------------------------------
certain Phase 1 Environmental Site Assessment Update dated as of June 12, 1998, prepared by ATC Associates, Inc., together with all attachments thereto (the "Phase ] Report"), to the best of Borrower's knowledge, after due investigation and inquiry:

          (a) The Property is not and has not been a site for the use, generation, manufacture, storage, treatment, Release, threatened Release, discharge, disposal, transportation, or presence of Hazardous Materials.

          (b) The Property is in material compliance with all Environmental Laws and all Accessibility Laws.

          (c) There are no Regulatory Actions or any claims by any person or entity due to any violation of any Environmental Laws or based on a violation of any Accessibility Laws pending or threatened against Borrower or the Property.

          (d) There is no Environmental Activity in violation of any Environmental Law upon, under, or within the Property or any material violation of any Accessibility Law.

          (e) Borrower has not received any notice, order, directive, complaint or other communication, written or oral, has been made or issued by any governmental agency or other person, entity or agency alleging the occurrence of any Environmental Activity with respect to the Property or the use thereof or of any violations of Accessibility Laws.

          (f) Neither Borrower nor any other party has been or is involved in operations at or near the Property which operations could lead to (i) the imposition of liability on Borrower, or on any subsequent or former owner of the Property as a result of a violation of any Environmental Law or any Accessibility Law, or (ii) the creation of a lien on the Property under any Environmental Laws or any Accessibility Laws.

          (g) Neither Borrower nor any other party has engaged in any activity that could impose liability under any Environmental Laws or Accessibility Laws on Borrower or on any other person.

          (h) The use of the Property for its intended purpose will not result in any Environmental Activity in violation of any Environmental Laws or of any violations of any Accessibility Law.

     4Covenants.
      ----------

          (a) Borrower shall substantially comply and in all respects with the requirements of all Environmental Laws relating to the Property or the use thereof and shall not engage in or otherwise permit the occurrence of any Environmental Activity that constitutes a violation of any Environmental Laws at, upon, under or within the Property.

          (b) Borrower shall at all times maintain the Property in substantial compliance with the requirements of all Accessibility Laws.

          (c) In the event of any Environmental Activity in violation of any applicable Environmental Laws relating to the Property, Borrower shall notify Lender within forty eight (48) hours of becoming aware of said violation.

          (d) Borrower shall promptly forward to Lender copies of all orders, notices, permits, applications or other communications and reports in connection with any Environmental Activity or any other matters relating to any Environmental Laws or any Accessibility Laws as they may affect the Property.

          (e) Borrower will notify Lender, in writing, within forty eight (48) hours of becoming aware of any existing, pending, or threatened (a) Regulatory Actions, (b) any claims by any person or entity due to any violation of any Environmental Laws or based on a violation of any Accessibility Laws, or (c) any Environmental Activity which constitutes a violation of Environmental Laws, or
(d) of any event that would render any representation or warranty contained herein incorrect in any respect as if said representations and warranties were made at the time of such discovery.

          (f) Borrower will Clean-Up any Environmental Activity which constitutes a violation of Environmental Laws (a) in accordance with a schedule required by such Environmental Laws or (b) in accordance with a schedule acceptable to any regulatory authority enforcing such Environmental Laws.

          (g) If Lender has reasonable cause to believe that there has been any Environmental Activity in violation of any applicable Environmental Laws or any violation of any Accessibility Laws at, upon, under or within the Property, then promptly upon the written request of Lender, Borrower shall provide Lender, at Borrower's expense, an environmental site assessment or environmental audit or accessibility audit, as the case may be, in each case in form and substance reasonably acceptable to Lender.

          In the event that any of the forgoing covenants are breached, Lender after first providing Borrower with notice of the alleged breach and allowing Borrower thirty (30) days in which to cure said alleged breach, may declare the Loan to be in default and pursue its remedies for default under the Note or any of the Loan Documents.

     5.  Indemnity  Agreement.  Subject  to the provisions of paragraph 7 below,
         ---------------------
Borrower covenants and agrees at its sole cost and expense, to indemnify, defend (at all administrative, trial, and appellate levels) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings (administrative or otherwise), costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys,' consultants,' and experts' fees and expenses and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party whether as beneficiary of the Deed of Trust, Mortgagee in possession, or as successor in interest to Borrower by foreclosure or deed in lieu of foreclosure on the Property, and arising directly or indirectly under or on account of the violation of any Environmental Law or any Accessibility Law including but not limited to:

          (a) the occurrence of any Environmental Activity in violation of any Environmental Law affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, including without limitation, any loss of value of the Property as a result of any of the foregoing regardless of whether or not caused by or within the control of Borrower;

          (b)  a  Clean-Up;

          (c) the violation of any Environmental Laws in connection with other real property of Borrower which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws;

          (d)  any  Regulatory  Actions  related  to  the  Property;

          (e) any costs of modifications or alterations to the Property required by a regulatory authority so that it is in compliance with Accessibility Laws;

          (f) any representation or warranty of Borrower set forth herein shall prove to be false at any time hereunder or any failure of Borrower to perform any covenant set forth herein or any other failure of Borrower to comply fully with the terms and conditions of this Agreement;

          (g) the enforcement of this Agreement or the assertion by Borrower of any defense to its obligations hereunder (except the successful defense of actual performance not subject to further appeal).

     Lender's and the other Indemnified Parties' rights under this Agreement shall be in addition to all rights of Lender under the Deed of Trust, the Notes, the Loan Documents, and under any other documents or instruments evidencing, securing or relating to the Loan, and payments by Borrower under this Agreement shall not reduce Borrower's obligations and liabilities under any of the Loan Documents.

     Notwithstanding anything in this Agreement to the contrary, Borrower shall not indemnify any Indemnified Party for any liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings (administrative or otherwise), costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys,' consultants,' and experts' fees and expenses and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party whether as beneficiary of the Deed of Trust, Mortgagee in possession, or as successor in interest to Borrower by foreclosure or deed in lieu of foreclosure on the Property, and arising directly or indirectly under or on account of the gross negligence or willful misconduct of such Indemnified Party, its officers, directors, employees, agents, contractors or representatives.

     Borrower's obligations under this Agreement as to Environmental Laws shall arise upon the discovery of the presence of any Hazardous Materials that constitutes a violation of any Environmental Laws at, upon, under or within the Property, whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Materials.

     This Indemnity shall apply to violations of the Accessibility Laws after the Transfer Date (hereinafter defined) due to conditions or events occurring or existing at the Property on or before the Transfer Date, even though such conditions or events which caused the violations of the Accessibility Laws did not constitute violations when the Property was owned by Borrower due to the fact that compliance with respect to such conditions or events was not "readily achievable" (as such term is defined in the Accessibility Laws) for the Borrower but is "readily achievable" for the Lender.

     Subject to the provisions of Paragraph 7 below, in the event of any Environmental Activity affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, or if Borrower shall fail to comply with any of the requirements of any Environmental Laws or Accessibility Laws, Lender may at its election, but without the obligation to do so, give such notices or cause such work to be performed at the Property or take any and all other actions as Lender shall deem necessary or advisable in order to abate the discharge of any Hazardous Materials, remove the Hazardous Materials, or cure Borrower's noncompliance with any Environmental Laws or any Accessibility Laws; provided, however, that as long as (i) Borrower is in possession, custody and control of the Property, and (ii) no uncured default exists under any of the Loan Documents or under this Agreement, Lender shall not exercise its right to cause work to be performed at the Property if, within thirty (30) days after Borrower has received notice of any violation of the representations, warranties or covenants set forth herein, Borrower shall have commenced and thereafter shall diligently prosecute to completion the cure of any such violation in accordance with the terms of this Agreement.

     6. Transfer Date. In the event that (i) Lender takes title to the Property,
        --------------
or  any  portion  thereof, through a Foreclosure Transfer (as defined below), or
(ii) Borrower transfers ownership of the Property pursuant to transfer approved by Lender in its sole discretion, and the transferee of the Property assumes all obligations of Borrower under the Loan Documents, including without limitation this Agreement, then from and after the date title vests in Lender or such transferee (the "Transfer Date") with respect to such Property, or such portion thereof, except as otherwise provided, this Agreement shall not apply to any losses incurred by Lender as a result of actions after the Transfer Date by Lender as owner and operator of such Property, or such portion thereof, or by a party other than Lender if, but only if, such actions are the cause of damage resulting from the introduction and release of a Hazardous Material at the Property or the violation of Environmental Laws or Accessibility after the Transfer Date by Lender or by such other party; provided, however, that, from and after the Transfer Date, this Agreement shall otherwise remain in full force and effect with respect to any and all other losses, including, without limitation, with respect to (i) any conditions in existence on or prior to the Transfer Date, (ii) the continuing migration or release of any Hazardous Materials introduced at the Property or surrounding property on or prior to the Transfer Date, and (iii) the existence of any conditions on or prior to the Transfer Date which become a violation of any Environmental Laws or any Accessibility Laws after the Transfer Date as a result of a change in the law that becomes effective after that date. The burden of proof under this paragraph with regard to establishing the date upon which a Hazardous Material was placed or appeared in, on or under the Property shall be upon the Borrower. For purposes hereof, "Foreclosure Transfer" means the transfer of title to all or any part of the Property at a foreclosure sale under the Deed of Trust, either pursuant to judicial decree of power of sale contained in the Deed of Trust, or by a deed in lieu of such foreclosure. Liability under this Indemnity shall extend beyond repayment of the Note and Borrower's other obligations to Lender unless at such time Borrower provides Lender an environmental assessment report acceptable to Lender showing the Property to be free of Hazardous Materials and in compliance with all Environmental Laws and an accessibility assessment report acceptable to the Lender showing the Property to be in compliance with all Accessibility Laws, in which case Borrower shall be released from the provisions hereof. For the purposes of this paragraph, "free" shall mean to a level that is acceptable to the Missouri Department of Natural Resources and any other applicable federal, state or local authority in accordance with Environmental Laws and good commercial practices.

     7.  Permitted  Contests. Notwithstanding any provision of this Agreement to
         --------------------
the contrary, so long as Borrower is in possession, custody and control of the Property, Borrower will be permitted to contest, at its sole cost and expense, subject to compliance with the requirements of this paragraph, by appropriate action any investigation or monitoring of site conditions or any Clean-Up, containment, restoration, removal, modification, alteration, or other remedial work (collectively the "Remedial Work") required under any applicable Environmental Law or any Accessibility Law, and Lender shall not perform any such Remedial Work on Borrower's behalf, so long as (i) no uncured default exists under this Agreement, the Deed of Trust, or any other Loan Document and
(ii) Borrower has given Lender written notice that Borrower is contesting the same and Borrower actually contests the application, interpretation or validity of such Environmental Law or any Accessibility Laws pertaining to the Remedial Work by appropriate proceedings conducted in good faith with due diligence; provided, such contest shall not subject Lender or any assignee of its interest (including any person having a beneficial interest) in the Loan Documents to civil or other liability and shall not jeopardize any such party's lien upon or interest in the Property or affect in any way the payment of any sums to be paid under the terms of the Loan Documents. Borrower shall give such security or assurances as may be reasonably required by Lender to insure compliance with the Environmental Laws or any Accessibility Laws pertaining to the Remedial Work (and payment of all costs, expenses, interest and penalties in connection therewith) and to prevent any sale, forfeiture or loss by reason of such nonpayment or noncompliance.

     8.  Action.  Borrower  shall have the right to control any action for which
         -------
indemnity is required through counsel of its choice, subject to Lender's consent, which consent shall not be unreasonably withheld or delayed, provided, however, at Lender's option, Lender may participate in such action and appoint its own counsel. If Borrower fails to notify Lender in writing of its intent to control such action within thirty (30) days (or 5 days less than such lesser time as may be required to respond to such claims) of notice of such claims, Lender shall have the right to undertake the control, conduct or settlement of such claims through its own counsel at Borrower's expense and may settle such matter without Borrower's consent at Borrower's sole expense. In the event any proposed settlement includes non-monetary relief, including Clean-Up or compliance with Accessibility Laws, Lender may agree to such Clean-Up or compliance and settle such matter only with the consent of Borrower, which consent shall not be unreasonably withheld or delayed, and provided that if Borrower fails to notify Lender as to whether it shall consent to such non-monetary relief within ten (10) clays from Lender's request approval, Borrower shall be deemed to have consented to such non-monetary relief.

     9. No Waiver. The liabilities of the Borrower under this Agreement shall in
        ----------
no way be limited or impaired by (i) any amendment or modification of the Loan Documents; (ii) any extensions of time for performance required by any of the Loan Documents; (iii) any sale, assignment or foreclosure pursuant to the Loan Documents or any sale or transfer of all or any part of the Property (except as set forth in paragraph 6 hereof); (iv) any exculpatory provision in any of the Loan Documents limiting Lender's recourse to the Property or to any other security, or limiting Lender's rights to a deficiency judgment against Borrower;
(v) the accuracy or inaccuracy of the representations and warranties made by Borrower under the Loan Documents; (vi) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms, or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act, or otherwise; (vii) the release or substitution in whole or in part, of any security for the note or other evidence of debt issued pursuant to the Loan Documents; or (viii) Lender's failure to record any of the Loan Documents (or improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note or other evidence of indebtedness under the Loan Documents; and in any of such cases, whether with or without notice to Borrower and with or without consideration.

     10.  Reliance.  Borrower  acknowledges that Lender has agreed to enter into
          ---------
the  Loan  and  accept
the Deed of Trust in reliance upon the representations, warranties and covenants in this Agreement. For this reason, it is the intention of Borrower and Lender that the provisions of this Agreement shall supersede any provisions in any of the Loan Documents, including, without limitation, the Deed of Trust, which in any way limit the personal liability of Borrower and that Borrower shall be personally liable for any obligations arising under this Agreement even if the amount of liability exceeds Borrower's obligations under the Loan Documents. All of the representations, warranties, covenants and indemnities of this Agreement shall survive the repayment and satisfaction of the Loan except as set forth in paragraph 6 hereof.

     11.  Assignment.  It is agreed and intended by Borrower and Lender that the
          -----------
indemnity set forth herein may be assigned or otherwise transferred by Lender to any financial institution that is the successor or assign of Lender or any holder of the Note, without notice to Borrower and without any further consent of Borrower. To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Borrower in order to maximize the extent and effect of the indemnity given hereby.

     12. Costs and Expenses. Borrower shall pay to Lender all costs and expenses
         -------------------
(including the reasonable fees and disbursements of Lender's legal counsel and the reasonable charges of Lender's internal legal counsel) incurred by Lender in connection with the enforcement of the terms of this Agreement.

     13.  License.  Borrower  hereby  grants,  and will cause any tenants of the
          --------
Property to grant, to Lender and its agents, employees, attorneys, consultants, contractors, successors and assigns, an irrevocable license and authorization, upon reasonable notice, to enter upon and inspect the Property and facilities thereon, and perform such tests, including without limitation subsurface testing, soils and groundwater testing, and any other tests thereon as Lender in its sole discretion determines are necessary to protect its security interest; provided, however, that under no circumstances shall Lender be obligated to perform such inspections or tests.

     14.  Security.  This  Agreement  and the obligations of Borrower under this
          ---------
Agreement are secured by the Deed of Trust and each of the other Loan Documents.

     15.  Waiver  by  Borrower.  Borrower  waives any right or claim of right to
          ---------------------
cause a marshalling of Borrower's assets or to cause Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Borrower; Borrower agrees that any payments required to be made hereunder shall become due on demand.

     16.  Severability.  If any clause or provision herein contained operates or
          -------------
would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

     17.  Delay.  No  delay  on  Lender's part in exercising any right, power or
          ------
privilege under any of the Loan Documents shall operate as a waiver of any privilege, power or right hereunder.

     18.  Multiple  Parties  and  Joint and Several Liability. Where two or more
          ----------------------------------------------------
persons or entities have executed this Agreement, unless the context clearly indicates otherwise, all references herein to "Borrower" shall mean the indemnitors hereunder or any of them. All obligations and liabilities of said indemnitors shall be joint and several.

     19.  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
          -------------
counterparts, each of which shall be deemed an original. Said counterparts shall
         --
constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.

     20.  Notices.  Each  notice,  demand,  election  or request provided for or
          --------
permitted to be given pursuant to this Agreement (hereinafter in this paragraph referred to as Notice") must be in writing and shall be deemed to have been sufficiently given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed as follows:

If  to  Lender:

     LaSalle  National  Bank
     One  Metropolitan  Square
     211  N.  Broadway,  Suite  2140
     St.  Louis,  Missouri  63102
     Attn:  Andrew  K.  Dawson

If  to  Borrower:

     Allied  Healthcare  Products,  Inc.
     1720  Sublette  Avenue
     St.  Louis,  Missouri  63110
     Attn:  Uma  Nandan  Aggarwal

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of (i) three (3) business clays following such deposit or (ii) the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least thirty (30) days prior Notice thereof, Lender or Borrower shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.


     21.  Amendments.  No  provision  of  this Agreement may be changed, waived,
          -----------
discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

     22.  Binding  Effect.  Except  as  herein provided, this Agreement shall be
          ----------------
binding upon Borrower and its heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender, the other Indemnified
Parties, and their respective successors and assigns. Notwithstanding the foregoing, Borrower, without the prior written consent of Lender in each instance, may not assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties, and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof.

     23.  Governing  Law.  This  Agreement and the rights and obligations of the
          ---------------
parties hereunder shall in all respects be governed by, and interpreted and determined in accordance with, the laws of the State of Missouri (excluding the laws applicable to conflicts or choice of law).

     24.  Non-Exclusive. Lender's rights and remedies against Borrower hereunder
          --------------
shall be in addition to and no in lieu of all other rights and remedies of Lender at law or in equity.

     IN WITNESS WHEREOF, Borrower has caused this Agreement to be executed under seal as of the day and year first written above.

                         ALLIED  HEALTH  PRODUCTS,  INC.

                         By:  /S/  Uma  Nandan  Aggarwal
                         -------------------------------
                                   Uma  Nandan  Aggarwal
                                   Chief  Executive  Officer  and  President

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                                    EXHIBIT A

                                Legal Description
                                -----------------

A tract of land being part of Blocks 1, 2, 5, 6 and 11 of Mount St. Louis in Blocks 4029 and 4033 of the City of St. Louis, Missouri, and including that part of Northrup Avenue, 50.00 feet wide, vacated per Ordinance No. 47198, League Avenue, 50.00 feet wide, vacated per Ordinance
No.  47198  and  Lilly Avenue, 50.00 feet wide, vacated per Ordinance No. 56033,
No.  39950  and  No. 54762 and all being more particularly described as follows:

Beginning at the intersection of the East line of Sublette Avenue, 50.00 feet wide, with the North line of Missouri Interstate Highway 1-44 as established by deed recorded in Book 8501 page 576 of the City of St. Louis Records; thence along said East line, North 00 degrees 00 minutes 00 seconds East a distance of
579.75 feet to the Southwest comer of a tract of land conveyed to Kaminski as recorded in Deed Book M1061 page 179 of the City of St. Louis Records, said Southwest comer being distant South 196.40 feet from the South line of River Des Peres Drainage Works; thence along the South Line of said property, North 72 degrees 20 minutes 17 seconds East a distance of 13.15 feet; thence continuing along said South line, South 89 degrees 57 minutes 17 seconds East a distance of
237.47 feet to the Southeast comer of said property; thence along the East line of said property, North 00 degrees 00 minutes 00 seconds East a distance of
75.80 feet; thence continuing along said line, North 72 degrees 20 minutes 17 seconds East a distance of 43.87 feet to the centerline of League Avenue, as vacated per City of St. Louis Ordinance No. 47198; thence along said centerline, North 00 degrees 00 minutes 00 seconds East a distance of 165.56 feet to a point in the South line of said River Des Peres Drainage Works, 150.00 feet wide; thence along said South line, North 77 degrees 59 minutes 29 seconds East, a distance of 543.11 feet; thence South 00 degrees 06 minutes 17 seconds West a distance of 238.69 feet to a point in the North line of Northrup Avenue, 50.00 feet wide; thence along said North line, South 89 degrees 45 minutes 31 seconds West a distance of 114.52 feet to the centerline of Lilly Avenue, as vacated per City of St. Louis Ordinance No. 56033; thence along said centerline, South 00 degrees 05 minutes 40 seconds West a distance of 621.58 feet to a point in said North line of Missouri Interstate Highway 1-44; thence along said North line, South 82 degrees 42 minutes 31 seconds West a distance of 712.81 feet to the Point of Beginning, according to survey made by Massmann Surveying, Project No. 298242 dated July 29, 1998.

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